Exhibit 4.04





           __________________________________________



                    ENTERGY LOUISIANA, INC.

                               TO

       THE BANK OF NEW YORK_____________________________

                                             Trustee



                           _________


                           Indenture
          (For Unsecured Subordinated Debt Securities
                 relating to Trust Securities)


                 Dated as of __________ 1, 1996




           __________________________________________

                    ENTERGY LOUISIANA, INC.

   Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of _________ 1, 1996

Trust Indenture Act Section                     Indenture Section

310  (a)(1)                                              909
     (a)(2)                                              909
     (a)(3)                                              914
     (a)(4)                                        Not Applicable
     (b)                                                 908
                                                         910
311  (a)                                                 913
     (b)                                                 913
     (c)                                                 913
312  (a)                                                1001
     (b)                                                1001
     (c)                                                1001
313  (a)                                                1002
     (b)                                                1002
     (c)                                                1002
314  (a)                                                1002
     (a)(4)                                              606
     (b)                                           Not Applicable
     (c)(1)                                              102
     (c)(2)                                              102
     (c)(3)                                        Not Applicable
     (d)                                           Not Applicable
     (e)                                                 102
315  (a)                                                 901
                                                         903
     (b)                                                 902
     (c)                                                 901
     (d)                                                 901
     (e)                                                 814
316  (a)                                                 812
                                                         813
     (a)(1)(A)                                           802
                                                         812
     (a)(1)(B)                                           813
     (a)(2)                                        Not Applicable
     (b)                                                 808
317  (a)(1)                                              803
     (a)(2)                                              804
     (b)                                                 603
318  (a)                                                 107

           INDENTURE,  dated  as of ___________  1,  1996,
between  ENTERGY  LOUISIANA,  INC.,  a  corporation   duly
organized  and  existing under the laws of  the  State  of
Louisiana  (herein  called  the  "Company"),  having   its
principal  office  at  639  Loyola  Avenue,  New  Orleans,
Louisiana 70113, andPlease delete justification left  code
when   the   Trustee   is   decided.THE   BANK   OF    NEW
YORK_________________,  corporation of the  State  of  New
York____________________________,  having  its   principal
corporate  trust office at 101 Barclay Street,  New  York,
New York 10286, _________________________________________,
as Trustee (herein called the "Trustee").

                   RECITAL OF THE COMPANY

           The  Company has duly authorized the  execution
and delivery of this Indenture to provide for the issuance
from   time   to   time  of  its  unsecured   subordinated
debentures,  notes  or  other  evidences  of  indebtedness
(herein   called  the  "Securities"),  in   an   unlimited
aggregate principal amount to be issued in one or more series as contemplated herein; and all acts necessary to make this Indenture a valid agreement of the Company have been performed.

           For  all purposes of this Indenture, except  as
otherwise   expressly  provided  or  unless  the   context
otherwise requires, capitalized terms used herein shall have the meanings assigned to them in Article One of this Indenture.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            That  in  order  to  declare  the  terms   and
conditions   upon   which  the  Securities   are   to   be
authenticated, issued and delivered and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                        ARTICLE ONE

  Definitions and Other Provisions of General Application

SECTION 101.  Definitions.

           For  all purposes of this Indenture, except  as
otherwise   expressly  provided  or  unless  the   context
otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (b) all terms used herein without definition which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c)   all accounting terms not otherwise  defined
   herein have the meanings assigned to them in accordance
   with  generally accepted accounting principles  in  the
   United   States,   and,  except  as  otherwise   herein
   expressly   provided,  the  term  "generally   accepted
   accounting  principles" with respect to any computation
   required   or  permitted  hereunder  shall  mean   such
   accounting principles as are generally accepted in  the
   United  States at the date of such computation  or,  at
   the  election of the Company from time to time, at  the
   date  of  the execution and delivery of this Indenture;
   provided,   however,  that  in  determining   generally
   accepted  accounting  principles  applicable   to   the
   Company, the Company shall, to the extent required, conform to any order, rule or regulation of any admini strative agency, regulatory authority or other govern mental body having jurisdiction over the Company; and

         (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Nine, are defined in that Article.

         "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 104.

        "Additional Interest" has the meaning specified in
Section 312.

         "Affiliate"  of  any specified Person  means  any
other   Person  directly  or  indirectly  controlling   or
controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person (other than the Company or an Affiliate of the Company) au thorized by the Trustee to act on behalf of the Trustee to authenticate one or more series of Securities.

         "Authorized Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, or any other duly authorized officer of the Company.

         "Board of Directors" means either the board of directors of the Company or any committee thereof duly authorized to act in respect of matters relating to this Indenture.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", when used with respect to a Place
of  Payment or any other particular location specified  in
the  Securities  or this Indenture, means any  day,  other
than  a  Saturday or Sunday, which is not a day  on  which
banking  institutions or trust companies in such Place  of
Payment  or  other  location are generally  authorized  or
required  by law, regulation or executive order to  remain
closed,   except   as  may  be  otherwise   specified   as
contemplated by Section 301.

         "Commission"  means the Securities  and  Exchange
Commission,  as  from  time to time  constituted,  created
under the Securities Exchange Act of 1934, as amended, or,
if at any time after the date of execution and delivery of
this  Indenture  such  Commission  is  not  existing   and
performing the duties now assigned to it under  the  Trust
Indenture Act, then the body, if any, performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor
Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by an Authorized Officer and delivered to the Trustee.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution and delivery of this Indenture is located at 101 Barclay Street, New York, New
York 10286.__________________________________.

         "corporation" means a corporation, association, company, joint stock company or business trust.

         "Defaulted Interest" has the meaning specified in
Section 307.

        "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

         "Event  of Default" has the meaning specified  in
Section 801.

         "Governmental Authority" means the government of the United States or of any State or Territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any of the foregoing, or any department, agency, authority or other instrumentality of any of the foregoing.

        "Government Obligations" means:

              (a)   direct  obligations of, or obligations
        the   principal  of  and  interest  on  which  are
        unconditionally guaranteed by, the United States and entitled to the benefit of the full faith and credit thereof; and

              (b)   certificates, depositary  receipts  or
        other   instruments   which  evidence   a   direct
        ownership  interest  in obligations  described  in
        clause  (a)  above or in any specific interest  or
        principal   payments  due  in   respect   thereof;
        provided,  however,  that the  custodian  of  such
        obligations  or  specific  interest  or  principal
        payments  shall be a bank or trust company  (which
        may  include  the  Trustee or  any  Paying  Agent)
        subject   to  Federal  or  state  supervision   or
        examination with a combined capital and surplus of
        at  least $50,000,000; and provided, further, that
        except  as may be otherwise required by law,  such
        custodian shall be obligated to pay to the holders
        of such certificates, depositary receipts or other
        instruments  the  full  amount  received  by  such
        custodian  in  respect  of  such  obligations   or
        specific payments and shall not be permitted to make any deduction therefrom.

        "Guarantee" means the guarantee agreement delivered from the Company to a Trust, for the benefit of the holders of Preferred Securities issued by such Trust.

        "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indenture"  means this instrument  as  originally
   executed and delivered and as it may from time  to  time
   be  supplemented  or amended by one or  more  indentures
   supplemental  hereto  entered  into  pursuant   to   the
   applicable provisions hereof and shall include the terms of a particular series of Securities established as contemplated by Section 301.

         "Interest Payment Date", when used with respect to
   any   Security,   means  the  Stated  Maturity   of   an
   installment of interest on such Security.

        "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in such Security or in this Indenture, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise.

         "Officer's Certificate" means a certificate signed by an Authorized Officer and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, or other counsel acceptable to the Trustee.

          "Outstanding",   when  used   with   respect   to
   Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

              (a)   Securities theretofore canceled by  the
        Trustee   or   delivered   to   the   Trustee   for
        cancellation;

              (b)   Securities deemed to have been paid  in
        accordance with Section 701; and

              (c)  Securities which have been paid pursuant
        to  Section  306 or in exchange for or in  lieu  of
        which other Securities have been authenticated  and
        delivered  pursuant to this Indenture,  other  than
        any such Securities in respect of which there shall
        have   been   presented  to   the   Trustee   proof
        satisfactory to it and the Company that such Securities are held by a bona fide purchaser or purchasers in whose hands such Securities are valid obligations of the Company;

   provided, however, that in determining whether  or  not
   the  Holders of the requisite principal amount  of  the
   Securities  Outstanding under this  Indenture,  or  the
   Outstanding  Securities of any series, have  given  any
   request,  demand,  authorization,  direction,   notice,
   consent or waiver hereunder or whether or not a  quorum
   is  present  at  a  meeting of Holders  of  Securities,
   Securities  owned by the Company or any  other  obligor
   upon the Securities or any Affiliate of the Company  or
   of   such  other  obligor  (unless  the  Company,  such
   Affiliate   or   such  obligor  owns   all   Securities
   Outstanding  under  this  Indenture,  or  (except   for
   purposes  of  actions to be taken by Holders  generally
   under Section 812 or 813) all Outstanding Securities of
   each  such  series,  as  the case  may  be,  determined
   without  regard to this provision) shall be disregarded
   and  deemed  not  to be Outstanding,  except  that,  in
   determining  whether the Trustee shall be protected  in
   relying  upon  any such request, demand, authorization,
   direction, notice, consent or waiver or upon  any  such
   determination as to the presence of a quorum, only Secu
   rities which the Trustee knows to be so owned shall  be
   so  disregarded; provided, however, that Securities  so
   owned  which have been pledged in good faith may be  re
   garded as Outstanding if the pledgee establishes to the
   satisfaction of the Trustee the pledgee's right  so  to
   act  with  respect  to  such Securities  and  that  the
   pledgee  is  not the Company or any other obligor  upon
   the  Securities or any Affiliate of the Company  or  of
   such other obligor; and provided, further, that, in the
   case  of any Security the principal of which is payable
   from time to time without presentment or surrender, the
   principal amount of such Security that shall be  deemed
   to  be Outstanding at any time for all purposes of this
   Indenture  shall  be  the  original  principal   amount
   thereof less the aggregate amount of principal thereof theretofore paid.

         "Paying Agent" means any Person, including the Company, authorized by the Company to pay the principal of, and premium, if any, or interest, if any, on any Securities on behalf of the Company.

          "Person"   means  any  individual,   corporation,
   partnership, joint venture, trust, limited liability company, limited liability partnership or unincorporated organization or any Governmental Authority.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places, specified as contemplated by Section 301, at which, subject to Section 602, principal of and premium, if any, and interest, if any, on the Securities of such series are payable.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed (to the extent lawful) to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Preferred Securities" means any preferred trust interests issued by a Trust or similar securities issued by permitted successors to such Trust in accordance with the Trust Agreement pertaining to such Trust.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Responsible Officer", when used with  respect  to
   the  Trustee, means any officer of the Trustee  assigned
   by   the  Trustee  to  administer  its  corporate  trust
   matters.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any securities authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Indebtedness" means all obligations (other
   than   non-recourse  obligations  and  the  indebtedness
   issued  under  this  Indenture)  of,  or  guaranteed  or
   assumed  by,  the Company for borrowed money,  including
   both  senior and subordinated indebtedness for  borrowed
   money (other than the Securities), or for the payment of
   money relating to any lease which is capitalized on  the
   consolidated  balance  sheet  of  the  Company  and  its
   subsidiaries  in  accordance  with  generally   accepted
   accounting principles as in effect from time to time, or
   evidenced  by bonds, debentures, notes or other  similar
   instruments,  and  in  each case, amendments,  renewals,
   extensions,  modifications and refundings  of  any  such
   indebtedness or obligations, whether existing as of  the
   date  of this Indenture or subsequently incurred by  the
   Company   unless,   in  the  case  of   any   particular
   indebtedness,  renewal,  extension  or  refunding,   the
   instrument  creating  or  evidencing  the  same  or  the
   assumption  or guarantee of the same expressly  provides
   that  such indebtedness, renewal, extension or refunding
   is  not superior in right of payment to or is pari passu
   with   the   Securities;  provided  that  the  Company's
   obligations under the Guarantee shall not be deemed to be Senior Indebtedness.

         "Special Record Date" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect  to  any
   obligation  or any installment of principal  thereof  or
   interest  thereon, means the date on which the principal
   of  such obligation or such installment of principal  or
   interest is stated to be due and payable (without regard
   to    any   provisions   for   redemption,   prepayment,
   acceleration, purchase or extension).

          "Trust"  means  Louisiana  Capital  I,  Louisiana
   Capital II, each a statutory business trust created under the laws of the State of Delaware, or any other
   Trust designated pursuant to Section 301 hereof or any permitted successor under the Trust Agreement pertaining to such Trust.

         "Trust  Agreement" means the Amended and  Restated
   Trust  Agreement,  dated  as  of                ,  1996,
   relating  to  Louisiana  Capital  I,  the  Amended   and
   Restated     Trust    Agreement,     dated     as     of
   _____________________,  1996,  relating   to   Louisiana
   Capital  II  or an Amended and Restated Trust  Agreement
   relating  to a Trust designated pursuant to Section  301
   hereof, in each case, among the Company, as Depositor, the trustees named therein and several holders referred to therein as they may be amended from time to time.

         "Trust Indenture Act" means, as of any time, the Trust Indenture Act of 1939, or any successor statute, as in effect at such time.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter
   "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

        "United States" means the United States of America, its Territories, its possessions and other areas subject to its political jurisdiction.

   SECTION 102.  Compliance Certificates and Opinions.

             Except as otherwise expressly provided in this
   Indenture,  upon  any  application  or  request  by  the
   Company  to  the  Trustee to take any action  under  any
   provision  of  this  Indenture, the  Company  shall,  if
   requested  by  the Trustee, furnish to  the  Trustee  an
   Officer's   Certificate  stating  that  all   conditions
   precedent, if any, provided for in this Indenture relating to the proposed action (including any covenants compliance with which constitutes a condition precedent) have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

              Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

              (a)   a  statement that each Person  signing
        such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              (b)  a brief statement as to the nature  and
        scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

             (c) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (d)   a  statement  as to  whether,  in  the
        opinion of each such Person, such condition or covenant has been complied with.

   SECTION 103.  Form of Documents Delivered to Trustee.

               In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

              Any certificate or opinion of an officer  of
   the  Company  may be based, insofar as  it  relates  to
   legal  matters,  upon a certificate or opinion  of,  or
   representations by, counsel, unless such officer knows,
   or in the exercise of reasonable care should know, that
   the  certificate  or  opinion or  representations  with
   respect  to  the  matters  upon  which  such  Officer's
   Certificate  or  opinion are based are erroneous.   Any
   such  certificate or Opinion of Counsel may  be  based,
   insofar  as  it  relates  to factual  matters,  upon  a
   certificate  or opinion of, or representations  by,  an
   officer  or  officers of the Company stating  that  the
   information with respect to such factual matters is  in
   the  possession  of  the Company, unless  such  counsel
   knows,  or  in the exercise of reasonable  care  should
   know,    that    the   certificate   or   opinion    or
   representations  with  respect  to  such  matters   are
   erroneous.

             Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

              Whenever, subsequent to the receipt  by  the
   Trustee of any Board Resolution, Officer's Certificate,
   Opinion  of Counsel or other document or instrument,  a
   clerical,   typographical  or  other   inadvertent   or
   unintentional  error  or omission shall  be  discovered
   therein,   a   new  document  or  instrument   may   be
   substituted  therefor in corrected form with  the  same
   force  and  effect  as  if  originally  filed  in   the
   corrected form and, irrespective of the date  or  dates
   of  the actual execution and/or delivery thereof,  such
   substitute  document or instrument shall be  deemed  to
   have  been executed and/or delivered as of the date  or
   dates   required  with  respect  to  the  document   or
   instrument  for which it is substituted.   Anything  in
   this Indenture to the contrary notwithstanding, if  any
   such  corrective document or instrument indicates  that
   action  has  been  taken by or at the  request  of  the
   Company  which  could  not  have  been  taken  had  the
   original  document  or instrument  not  contained  such
   error  or  omission, the action so taken shall  not  be
   invalidated or otherwise rendered ineffective but shall
   be  and remain in full force and effect, except to  the
   extent  that  such  action  was  a  result  of  willful
   misconduct   or  bad  faith.   Without   limiting   the
   generality  of  the  foregoing, any  Securities  issued
   under  the  authority  of such  defective  document  or
   instrument  shall nevertheless be the valid obligations
   of  the  Company  entitled  to  the  benefits  of  this
   Indenture   equally   and  ratably   with   all   other
   Outstanding Securities, except as aforesaid.

   SECTION 104.  Acts of Holders.

             (a)       Any request, demand, authorization,
        direction,  notice, consent, election,  waiver  or
        other  action   provided by this Indenture  to  be
        made, given or taken by Holders may be embodied in
        and  evidenced  by  one  or  more  instruments  of
        substantially similar tenor signed by such Holders
        in person or by an agent duly appointed in writing
        or,   alternatively,  may  be  embodied   in   and
        evidenced by the record of Holders voting in favor
        thereof,  either  in  person or  by  proxies  duly
        appointed  in writing, at any meeting  of  Holders
        duly  called  and  held  in  accordance  with  the
        provisions  of Article Thirteen, or a  combination
        of  such instruments and any such record.   Except
        as   herein  otherwise  expressly  provided,  such
        action shall become effective when such instrument
        or  instruments or record or both are delivered to
        the  Trustee  and,  where it is  hereby  expressly
        required,  to  the  Company.  Such  instrument  or
        instruments  and any such record (and  the  action
        embodied therein and evidenced thereby) are herein
        sometimes referred to as the "Act" of the  Holders
        signing  such  instrument or  instruments  and  so
        voting at any such meeting.  Proof of execution of
        any such instrument or of a writing appointing any
        such  agent, or of the holding by any Person of  a
        Security,  shall be sufficient for any purpose  of
        this   Indenture  and  (subject  to  Section  901)
        conclusive  in  favor  of  the  Trustee  and   the
        Company,  if made in the manner provided  in  this
        Section.   The  record of any meeting  of  Holders
        shall  be proved in the manner provided in Section
        1306.

              (b)   The fact and date of the execution  by
        any  Person of any such instrument or writing  may
        be  proved by the affidavit of a witness  of  such
        execution  or by a certificate of a notary  public
        or   other  officer  authorized  by  law  to  take
        acknowledgments  of  deeds,  certifying  that  the
        individual  signing  such  instrument  or  writing
        acknowledged to him the execution thereof  or  may
        be  proved  in any other manner which the  Trustee
        and  the  Company  deem  sufficient.   Where  such
        execution  is  by a signer acting  in  a  capacity
        other   than   his   individual   capacity,   such
        certificate or affidavit shall also constitute sufficient proof of his authority.

              (c)  The principal amount and serial numbers
        of Securities held by any Person, and the date of holding the same, shall be proved by the Security
        Register.

              (d)   Any  request,  demand,  authorization,
        direction, notice, consent, election, waiver or other Act of a Holder shall bind every future
        Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Com pany in reliance thereon, whether or not notation of such action is made upon such Security.

              (e)   Until such time as written instruments
        shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

              (f)   Securities of any series authenticated
        and  delivered after any Act of Holders  may,  and
        shall  if required by the Trustee, bear a notation
        in  form approved by the Trustee as to any  action
        taken  by  such  Act of Holders.  If  the  Company
        shall  so determine, new Securities of any  series
        so  modified as to conform, in the opinion of  the
        Trustee  and  the Company, to such action  may  be
        prepared   and   executed  by  the   Company   and
        authenticated  and  delivered by  the  Trustee  in
        exchange  for  Outstanding  Securities   of   such
        series.

              (g)   If  the  Company  shall  solicit  from
        Holders   any   request,  demand,   authorization,
        direction,  notice, consent, waiver or other  Act,
        the   Company  may,  at  its  option,   by   Board
        Resolution, fix in advance a record date  for  the
        determination  of Holders entitled  to  give  such
        request, demand, authorization, direction, notice,
        consent,  waiver  or other Act,  but  the  Company
        shall  have  no obligation to do so.   If  such  a
        record   date  is  fixed,  such  request,  demand,
        authorization, direction, notice, consent,  waiver
        or  other  Act may be given before or  after  such
        record date, but only the Holders of record at the
        close  of  business on the record  date  shall  be
        deemed  to  be  Holders for the  purposes  of  (i)
        determining  whether  Holders  of  the   requisite
        proportion  of  the  Outstanding  Securities  have
        authorized or agreed or consented to such request,
        demand, authorization, direction, notice, consent,
        waiver  or  other  Act, and for that  purpose  the
        Outstanding Securities shall be computed as of the
        record date or (ii) determining which Holders  may
        revoke   any  such  Act  (notwithstanding  Section
        104(e)).

   SECTION 105.  Notices, etc. to Trustee and Company.

                Any    request,   demand,   authorization,
   direction, notice, consent, election, waiver or Act  of
   Holders or other document provided or permitted by this
   Indenture  to be made upon, given or furnished  to,  or
   filed  with,  the  Trustee by  any  Holder  or  by  the
   Company,  or  the  Company by the  Trustee  or  by  any
   Holder, shall be sufficient for every purpose hereunder
   (unless  otherwise  herein expressly  provided)  if  in
   writing and delivered personally to an officer or other
   responsible  employee of the addressee, or  transmitted
   by   facsimile  transmission,  telex  or  other  direct
   written  electronic means to such telephone  number  or
   other  electronic communications address as the parties
   hereto   shall   from  time  to  time   designate,   or
   transmitted by registered mail, charges prepaid, to the applicable address set opposite such party's name below or to such other address as either party hereto may from time to time designate:

             If to the Trustee, to:

             The Bank of New York
             101 Barclay Street, 21 West
             New York, New York  10286

             Attention:
             Telephone:
             Telecopy:

             If to the Company, to:

             Entergy Louisiana, Inc.
             639 Loyola Avenue
             New Orleans, Louisiana 70113

             Attention:
             Telephone:
             Telecopy:

             With a copy to:

             Entergy Louisiana, Inc.
             639 Loyola Avenue
             New Orleans, Louisiana  70113

             Attention:
             Telephone:
             Telecopy:

              Any  communication contemplated herein shall
   be deemed to have been made, given, furnished and filed
   if  personally delivered, on the date of  delivery,  if
   transmitted by facsimile transmission, telex  or  other
   direct  written  electronic  means,  on  the  date   of
   transmission, and if transmitted by registered mail, on the date of receipt.

   SECTION 106.  Notice to Holders of Securities; Waiver.

               Except   as  otherwise  expressly  provided
   herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

              In  case  by  reason of  the  suspension  of
   regular mail service or by reason of any other cause it
   shall  be impracticable to give such notice to  Holders
   by  mail, then such notification as shall be made  with
   the   approval  of  the  Trustee  shall  constitute   a
   sufficient  notification for every  purpose  hereunder.
   In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

              Any notice required by this Indenture may be
   waived  in  writing by the Person entitled  to  receive
   such notice, either before or after the event otherwise
   to  be specified therein, and such waiver shall be  the
   equivalent  of  such  notice.   Waivers  of  notice  by
   Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

   SECTION 107.  Conflict with Trust Indenture Act.

              If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by, or is otherwise governed by, any of the provisions of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

   SECTION 108.  Effect of Headings and Table of Contents.

              The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

   SECTION 109.  Successors and Assigns.

               All   covenants  and  agreements  in   this
   Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

   SECTION 110.  Separability Clause.

             In case any provision in this Indenture or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

   SECTION 111.  Benefits of Indenture.

              Nothing in this Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder, the Holders and, so long as the notice described in
   Section 1513 hereof has not been given, the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture;
   provided, however, if the Property Trustee fails to enforce its rights with respect to the Securities or the related Trust Agreement, a holder of Preferred
   Securities may institute a legal proceeding directly against the Company to enforce the Property Trustee's rights with respect to the Securities or such Trust
   Agreement, to the fullest extent permitted by law, without first instituting any legal proceeding against the Property Trustee or any other person or entity.


   SECTION 112.  Governing Law.

              This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the law of any other jurisdiction shall be mandatorily applicable.

   SECTION 113.  Legal Holidays.

              In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in Securities of any series, or in the Board Resolution or Officer's Certificate which establishes the terms of the Securities of such series, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding
   Business Day at such Place of Payment, except that if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect, and in the same amount, as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, as the case may be, and, if such payment is made or duly provided for on such Business
   Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment
   Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.


                         ARTICLE TWO

                        Security Forms

   SECTION 201.  Forms Generally.

              The  definitive Securities  of  each  series
   shall  be  in  substantially the form or forms  thereof
   established   in  the  indenture  supplemental   hereto
   establishing  such  series or  in  a  Board  Resolution
   establishing   such   series,  or   in   an   Officer's
   Certificate pursuant to such supplemental indenture  or
   Board  Resolution, in each case with  such  appropriate
   insertions,   omissions,   substitutions   and    other
   variations  as  are  required  or  permitted  by   this
   Indenture, and may have such letters, numbers or  other
   marks   of   identification   and   such   legends   or
   endorsements  placed  thereon as  may  be  required  to
   comply with the rules of any securities exchange or  as
   may,  consistently  herewith,  be  determined  by   the
   officers  executing such Securities,  as  evidenced  by
   their  execution of the Securities.   If  the  form  or
   forms of Securities of any series are established in  a
   Board   Resolution  or  in  an  Officer's   Certificate
   pursuant to a Board Resolution, such Board Resolution and Officer's Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

             Unless otherwise specified as contemplated by
   Section  301,  the Securities of each series  shall  be
   issuable  in  registered  form  without  coupons.   The
   definitive Securities shall be produced in such manner as shall be determined by the officers executing such Securities, as evidenced by their execution thereof.

   SECTION   202.    Form  of  Trustee's  Certificate   of
   Authentication.

              The Trustee's certificate of authentication shall be in substantially the form set forth below:

                            This  is one of the Securities
              of the series designated therein referred to in the within-mentioned Indenture.


                                _________________________________
                                as Trustee



                                By:_________________________
                                     Authorized Signatory


                        ARTICLE THREE

                        The Securities


   SECTION 301.  Amount Unlimited; Issuable in Series.

              The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited; provided, however, that all Securities shall be issued to a Trust in exchange for securities of the Company or to evidence loans by a Trust of the proceeds of the issuance of Preferred
   Securities of such Trust plus the amount deposited by the Company with such Trust from time to time.

              The  Securities may be issued in one or more
   series.   Prior  to  the authentication,  issuance  and
   delivery  of  Securities of any series there  shall  be
   established   by   specification  in   a   supplemental
   indenture  or in a Board Resolution, or in an Officer's
   Certificate pursuant to a supplemental indenture or a Board Resolution:

              (a)   the  title of the Securities  of  such
        series (which shall distinguish the Securities of such series from Securities of all other series);

              (b)   any limit upon the aggregate principal
        amount of the Securities of such series which  may
        be   authenticated   and  delivered   under   this
        Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 406 or 1206 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

              (c)  the Person or Persons (without specific
        identification) to whom interest on Securities  of
        such  series  shall  be payable  on  any  Interest
        Payment  Date, if other than the Persons in  whose
        names  such Securities (or one or more Predecessor
        Securities)  are  registered  at  the   close   of
        business on the Regular Record Date for such interest;

             (d)  the date or dates on which the principal
        of the Securities of such series is payable or any
        formulary or other method or other means by  which
        such  date  or  dates  shall  be  determined,   by
        reference to an index or other fact or event ascertainable outside this Indenture or otherwise
        (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension);

               (e)   the  rate  or  rates  at  which   the
        Securities of such series shall bear interest,  if
        any  (including the rate or rates at which overdue
        principal  shall bear interest, if different  from
        the  rate or rates at which such Securities  shall
        bear   interest   prior  to  Maturity,   and,   if
        applicable, the rate or rates at which overdue premium or interest shall bear interest, if any), or any formulary or other method or other means by which such rate or rates shall be determined, by reference to an index or other fact or event ascertainable outside this Indenture or otherwise;
        the date or dates from which such interest shall accrue; the Interest Payment Dates on which such interest shall be payable and the Regular Record
        Date, if any, for the interest payable on such Securities on any Interest Payment Date; the right of the Company, if any, to extend the interest payment periods and the duration of any such extension as contemplated by Section 311; and the basis of computation of interest, if other than as provided in Section 310;

              (f)  the place or places at which or methods
        by which (1) the principal of and premium, if any,
        and interest, if any, on Securities of such series
        shall be payable, (2) registration of transfer  of
        Securities  of  such series may be  effected,  (3)
        exchanges  of  Securities of such  series  may  be
        effected  and (4) notices and demands to  or  upon
        the  Company in respect of the Securities of  such
        series  and  this  Indenture may  be  served;  the
        Security Registrar and Paying Agent or Agents  for
        such  series;  and  if such is the  case,  and  if
        acceptable  to the Trustee, that the principal  of
        such   Securities   shall   be   payable   without
        presentment or surrender thereof;

              (g)  the period or periods within which,  or
        the date or dates on which, the price or prices at which and the terms and conditions upon which the Securities of such series may be redeemed, in whole or in part, at the option of the Company and any restrictions on such redemptions, including but not limited to a restriction on a partial redemption by the Company of the Securities of any series, resulting in delisting of such Securities from any national exchange;

              (h)   the obligation or obligations, if any,
        of   the   Company  to  redeem  or  purchase   the
        Securities of such series pursuant to any  sinking
        fund   or  other  analogous  mandatory  redemption
        provisions  or  at the option of a Holder  thereof
        and the period or periods within which or the date
        or  dates  on which, the price or prices at  which
        and  the  terms  and conditions  upon  which  such
        Securities  shall  be redeemed  or  purchased,  in
        whole or in part, pursuant to such obligation, and
        applicable  exceptions  to  the  requirements   of
        Section 404 in the case of mandatory redemption or redemption at the option of the Holder;

             (i) the denominations in which Securities of such series shall be issuable if other than denominations of $25 and any integral multiple thereof;

              (j)   the  currency or currencies, including
        composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series shall be payable (if other than in Dollars);

              (k)  if the principal of or premium, if any,
        or interest, if any, on the Securities of such series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which and the terms and conditions upon which, such election may be made;

              (l)  if the principal of or premium, if any,
        or interest, if any, on the Securities of such series are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;

              (m)   if  the amount payable in  respect  of
        principal  of or premium, if any, or interest,  if
        any,  on  the  Securities of such  series  may  be
        determined  with reference to an  index  or  other
        fact   or   event   ascertainable   outside   this
        Indenture, the manner in which such amounts  shall
        be   determined  to  the  extent  not  established
        pursuant to clause (e) of this paragraph;

              (n)   if  other  than the  principal  amount
        thereof, the portion of the principal amount of Securities of such series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 802;

              (o)   any Events of Default, in addition  to
        those specified in Section 801, with respect to the Securities of such series, and any covenants of the Company for the benefit of the Holders of the Securities of such series, in addition to those set forth in Article Six and whether any such covenants may be waived pursuant to Section
        607;

             (p) the terms, if any, pursuant to which the Securities of such series may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person;

              (q)  the obligations or instruments, if any,
        which   shall  be  considered  to  be   Government
        Obligations in respect of the Securities  of  such
        series  denominated  in  a  currency  other   than
        Dollars  or  in  a  composite  currency,  and  any
        additional  or  alternative  provisions  for   the
        reinstatement of the Company's indebtedness in respect of such Securities after the satisfaction and discharge thereof as provided in Section 701;

              (r)  if the Securities of such series are to
        be issued in global form, (i) any limitations on the rights of the Holder or Holders of such Securities to transfer or exchange the same or to obtain the registration of transfer thereof, (ii) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in definitive form in lieu of global form and (iii) any and all other matters incidental to such Securities;

              (s)  if the Securities of such series are to
        be  issuable  as bearer securities,  any  and  all
        matters   incidental   thereto   which   are   not
        specifically addressed in a supplemental indenture as contemplated by clause (g) of Section 1201;

              (t)   to the extent not established pursuant
        to  clause  (r) of this paragraph, any limitations
        on  the rights of the Holders of the Securities of
        such   Series   to  transfer  or   exchange   such
        Securities  or  to  obtain  the  registration   of
        transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Securities of such series the amount or terms thereof;

              (u)   any  exceptions  to  Section  113,  or
        variation in the definition of Business Day, with respect to the Securities of such series;

              (v)   the designation of the Trust to  which
        Securities of such series are to be issued; and

              (w)   any  other terms of the Securities  of
        such series not inconsistent with the provisions of this Indenture.

              All  Securities of any one series  shall  be
   substantially identical, except as to principal  amount
   and date of issue and except as may be set forth in the
   terms  of  such  series  as  contemplated  above.   The
   Securities of each series shall be subordinated in right of payment to Senior Indebtedness as provided in Article Fifteen.

   SECTION 302.  Denominations.

              Unless otherwise provided as contemplated by
   Section 301 with respect to any series of Securities, the Securities of each series shall be issuable in denominations of $25 and any integral multiple thereof.

   SECTION  303.  Execution, Authentication, Delivery  and
   Dating.

              Unless otherwise provided as contemplated by
   Section 301 with respect to any series of Securities, the Securities shall be executed on behalf of the Company by an Authorized Officer and may have the corporate seal of the Company affixed thereto or reproduced thereon attested by any other Authorized
   Officer or by the Secretary or an Assistant Secretary of the Company. The signature of any or all of these officers on the Securities may be manual or facsimile.

              Securities bearing the manual or facsimile signatures of individuals who were at the time of execution Authorized Officers or the Secretary or an Assistant Secretary of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

              The  Trustee shall authenticate and  deliver
   Securities of a series, for original issue, at one time or from time to time in accordance with the Company
   Order referred to below, upon receipt by the Trustee of:

                (a)    the   instrument   or   instruments
        establishing the form or forms and terms of such series, as provided in Sections 201 and 301;

               (b)    a   Company  Order  requesting   the
        authentication  and  delivery of  such  Securities
        and,   to  the  extent  that  the  terms  of  such
        Securities shall not have been established  in  an
        indenture  supplemental  hereto  or  in  a   Board
        Resolution,   or   in  an  Officer's   Certificate
        pursuant  to  a  supplemental indenture  or  Board
        Resolution,  all as contemplated by  Sections  201
        and 301, establishing such terms;

              (c)  the Securities of such series, executed
        on behalf of the Company by an Authorized Officer;

              (d)   an  Opinion of Counsel to  the  effect
        that:

                        (i)   the  form or forms  of  such
             Securities have been duly authorized  by  the
             Company   and   have  been   established   in
             conformity  with  the  provisions   of   this
             Indenture;

                        (ii)  the terms of such Securities
             have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture; and

                         (iii)    such  Securities,   when
             authenticated  and delivered by  the  Trustee
             and  issued  and delivered by the Company  in
             the  manner  and  subject to  any  conditions
             specified  in  such Opinion of Counsel,  will
             have  been  duly issued under this  Indenture
             and will constitute valid and legally binding
             obligations of the Company, entitled  to  the
             benefits  provided  by  this  Indenture,  and
             enforceable  in accordance with their  terms,
             subject,  as to enforcement, to laws relating
             to  or affecting generally the enforcement of
             creditors'    rights,   including,    without
             limitation,  bankruptcy and  insolvency  laws
             and   to   general   principles   of   equity
             (regardless of whether such enforceability is considered in a proceeding in equity or at law).

             If the form or terms of the Securities of any
   series have been established by or pursuant to a  Board
   Resolution or an Officer's Certificate as permitted  by
   Sections  201 or 301, the Trustee shall not be required
   to authenticate such Securities if the issuance of such
   Securities  pursuant to this Indenture will  materially
   or adversely affect the Trustee's own rights, duties or
   immunities  under the Securities and this Indenture  or
   otherwise   in   a  manner  which  is  not   reasonably
   acceptable to the Trustee.

             Unless otherwise specified as contemplated by
   Section  301  with respect to any series of Securities,
   each   Security  shall  be  dated  the  date   of   its
   authentication.

             Unless otherwise specified as contemplated by
   Section  301  with respect to any series of Securities,
   no Security shall be entitled to any benefit under this
   Indenture  or  be valid or obligatory for  any  purpose
   unless there appears on such Security a certificate  of
   authentication substantially in the form  provided  for
   herein  executed  by the Trustee or  an  Authenticating
   Agent  by  manual  signature of an  authorized  officer
   thereof,  and such certificate upon any Security  shall
   be  conclusive  evidence, and the only  evidence,  that
   such Security has been duly authenticated and delivered
   hereunder  and  is  entitled to the  benefits  of  this
   Indenture.   Notwithstanding  the  foregoing,  if   any
   Security  shall have been authenticated  and  delivered
   hereunder to the Company, or any Person acting  on  its
   behalf,  but shall never have been issued and  sold  by
   the   Company,  and  the  Company  shall  deliver  such
   Security to the Trustee for cancellation as provided in
   Section  309  together with a written statement  (which
   need  not  comply  with Section 102  and  need  not  be
   accompanied by an Opinion of Counsel) stating that such
   Security has never been issued and sold by the Company,
   for  all purposes of this Indenture such Security shall
   be   deemed  never  to  have  been  authenticated   and
   delivered hereunder and shall never be entitled to the benefits hereof.

   SECTION 304.  Temporary Securities.

               Pending   the  preparation  of   definitive
   Securities of any series, the Company may execute,  and
   upon  Company Order the Trustee shall authenticate  and
   deliver,   temporary  Securities  which  are   printed,
   lithographed,  typewritten, mimeographed  or  otherwise
   produced, in any authorized denomination, substantially
   of  the  tenor of the definitive Securities in lieu  of
   which   they   are   issued,  with   such   appropriate
   insertions,   omissions,   substitutions   and    other
   variations  as  the officers executing such  Securities
   may  determine, as evidenced by their execution of such
   Securities;    provided,   however,   that    temporary
   Securities need not recite specific redemption, sinking fund, conversion or exchange provisions.

             Unless otherwise specified as contemplated by
   Section  301  with  respect to the  Securities  of  any
   series,  after the preparation of definitive Securities
   of such series, the temporary Securities of such series
   shall  be  exchangeable, without charge to  the  Holder
   thereof, for definitive Securities of such series  upon
   surrender of such temporary Securities at the office or
   agency  of  the Company maintained pursuant to  Section
   602  in  a Place of Payment for such Securities.   Upon
   such surrender of temporary Securities, the Company shall, except as aforesaid, execute and the Trustee shall authenticate and deliver in exchange therefor definitive Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount.

               Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder.

   SECTION 305. Registration, Registration of Transfer and Exchange.

              The Company shall cause to be kept in one of
   the  offices designated pursuant to Section  602,  with
   respect  to  the Securities of each series, a  register
   (the  register  kept in accordance  with  this  Section
   being referred to as the "Security Register") in which,
   subject  to  such  reasonable  regulations  as  it  may
   prescribe,   the   Company  shall   provide   for   the
   registration  of  Securities of  such  series  and  the
   registration  of transfer thereof.  The  Company  shall
   designate one Person to maintain the Security  Register
   for  the Securities of each series, and such Person  is
   referred to herein, with respect to such series, as the
   "Security Registrar."  Anything herein to the  contrary
   notwithstanding, the Company may designate one  of  its
   offices  as  the  office  in which  the  register  with
   respect  to the Securities of one or more series  shall
   be maintained, and the Company may designate itself the
   Security Registrar with respect to one or more of  such
   series.   The  Security  Register  shall  be  open  for
   inspection by the Trustee and the Company at all reasonable times.

             Except as otherwise specified as contemplated
   by  Section 301 with respect to the Securities  of  any
   series, upon surrender for registration of transfer  of
   any Security of such series at the office or agency  of
   the  Company maintained pursuant to Section  602  in  a
   Place  of  Payment for such series, the  Company  shall
   execute,   and  the  Trustee  shall  authenticate   and
   deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount.

             Except as otherwise specified as contemplated
   by  Section 301 with respect to the Securities  of  any
   series, any Security of such series may be exchanged at
   the   option  of  the  Holder,  for  one  or  more  new
   Securities of the same series, of authorized denomina tions and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                All   Securities   delivered   upon    any
   registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

              Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Security
   Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Security Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing.

             Unless otherwise specified as contemplated by
   Section  301 with respect to Securities of any  series,
   no service charge shall be made for any registration of
   transfer or exchange of Securities, but the Company may
   require payment of a sum sufficient to cover any tax or
   other  governmental  charge  that  may  be  imposed  in
   connection   with  any  registration  of  transfer   or
   exchange of Securities, other than exchanges pursuant to Section 304, 406 or 1206 not involving any transfer.

              The Company shall not be required to execute or to provide for the registration of transfer of or the exchange of (a) Securities of any series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of such series called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

   SECTION  306.   Mutilated, Destroyed, Lost  and  Stolen
   Securities.

              If any mutilated Security is surrendered  to
   the  Trustee, the Company shall execute and the Trustee
   shall  authenticate and deliver in exchange therefor  a
   new  Security of the same series, and of like tenor and
   principal    amount   and   bearing   a   number    not
   contemporaneously outstanding.

              If  there shall be delivered to the  Company
   and  the Trustee (a) evidence to their satisfaction  of
   the ownership of and the destruction, loss or theft  of
   any  Security and (b) such security or indemnity as may
   be reasonably required by them to save each of them and
   any  agent  of  either of them harmless, then,  in  the
   absence  of  notice to the Company or the Trustee  that
   such Security is held by a Person purporting to be  the
   owner  of such Security, the Company shall execute  and
   the Trustee shall authenticate and deliver, in lieu  of
   any  such  destroyed, lost or stolen  Security,  a  new
   Security  of  the same series, and of  like  tenor  and
   principal    amount   and   bearing   a   number    not
   contemporaneously outstanding.

              Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new
   Security, pay such Security.

              Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

              Every  new  Security of  any  series  issued
   pursuant to this Section in lieu of any destroyed, lost
   or   stolen  Security  shall  constitute  an   original
   additional  contractual  obligation  of  the   Company,
   whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone other than the Holder of such new Security, and any such new
   Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder.

              The provisions of this Section are exclusive
   and  shall  preclude (to the extent lawful)  all  other
   rights and remedies with respect to the replacement  or
   payment   of  mutilated,  destroyed,  lost  or   stolen
   Securities.

   SECTION  307.   Payment  of Interest;  Interest  Rights
   Preserved.

             Unless otherwise specified as contemplated by
   Section 301 with respect to the Securities of any series, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor
   Securities) is registered at the close of business on the Regular Record Date for such interest.

              Subject to Section 311, any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest
   Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

             (a)  The Company may elect to make payment of
        any  Defaulted  Interest to the Persons  in  whose
        names  the  Securities of such  series  (or  their
        respective  Predecessor Securities) are registered
        at  the close of business on a date (herein called
        a  "Special Record Date") for the payment of  such
        Defaulted  Interest, which shall be fixed  in  the
        following  manner.  The Company shall  notify  the
        Trustee  in  writing  of the amount  of  Defaulted
        Interest  proposed to be paid on each Security  of
        such  series and the date of the proposed payment,
        and  at  the  same time the Company shall  deposit
        with  the Trustee an amount of money equal to  the
        aggregate amount proposed to be paid in respect of
        such Defaulted Interest or shall make arrangements
        satisfactory to the Trustee for such deposit on or
        prior  to  the date of the proposed payment,  such
        money  when deposited to be held in trust for  the
        benefit  of the Persons entitled to such Defaulted
        Interest  as  in this clause provided.   Thereupon
        the  Trustee shall fix a Special Record  Date  for
        the payment of such Defaulted Interest which shall
        be not more than 15 days and not less than 10 days
        prior to the date of the proposed payment and  not
        less than 10 days after the receipt by the Trustee
        of  the  notice  of  the  proposed  payment.   The
        Trustee shall promptly notify the Company of  such
        Special  Record Date and, in the name and  at  the
        expense  of  the  Company,  shall  promptly  cause
        notice  of  the proposed payment of such Defaulted
        Interest  and the Special Record Date therefor  to
        be  mailed, first-class postage prepaid,  to  each
        Holder of Securities of such series at the address
        of  such  Holder  as it appears  in  the  Security
        Register,  not  less than 10 days  prior  to  such
        Special  Record  Date.   Notice  of  the  proposed
        payment of such Defaulted Interest and the Special
        Record  Date therefor having been so mailed,  such
        Defaulted Interest shall be paid to the Persons in
        whose  names  the  Securities of such  series  (or
        their   respective  Predecessor  Securities)   are
        registered at the close of business on such Special Record Date and shall be no longer payable pursuant to the following clause (b).

              (b)   The  Company may make payment  of  any
        Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

              Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

   SECTION 308.  Persons Deemed Owners.

             The Company, the Trustee and any agent of the
   Company  or the Trustee may treat the Person  in  whose
   name  such Security is registered as the absolute owner
   of  such  Security for the purpose of receiving payment
   of  principal of and premium, if any, and  (subject  to
   Sections  305  and  307)  interest,  if  any,  on  such
   Security and for all other purposes whatsoever, whether
   or  not  such  Security  be overdue,  and  neither  the
   Company,  the Trustee nor any agent of the  Company  or
   the   Trustee  shall  be  affected  by  notice  to  the
   contrary.

   SECTION 309.  Cancellation by Security Registrar.

              All  Securities surrendered for payment,  re
   demption,  registration of transfer or exchange  shall,
   if  surrendered to any Person other than  the  Security
   Registrar, be delivered to the Security Registrar  and,
   if not theretofore canceled, shall be promptly canceled
   by the Security Registrar.  The Company may at any time
   deliver to the Security Registrar for cancellation  any
   Securities   previously  authenticated  and   delivered
   hereunder  which the Company may have acquired  in  any
   manner  whatsoever or which the Company shall not  have
   issued and sold, and all Securities so delivered  shall
   be  promptly  canceled by the Security  Registrar.   No
   Securities  shall be authenticated in  lieu  of  or  in
   exchange  for  any Securities canceled as  provided  in
   this  Section,  except as expressly permitted  by  this
   Indenture.   All  canceled  Securities  held   by   the
   Security  Registrar shall be disposed of in  accordance
   with   a   Company  Order  delivered  to  the  Security
   Registrar  and the Trustee, and the Security  Registrar
   shall promptly deliver a certificate of disposition  to
   the Trustee and the Company unless, by a Company Order,
   similarly  delivered,  the Company  shall  direct  that
   canceled  Securities be returned to it.   The  Security
   Registrar  shall  promptly  deliver  evidence  of   any
   cancellation  of  a  Security in accordance  with  this
   Section 309 to the Trustee and the Company.

   SECTION 310.  Computation of Interest.

             Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period shorter than a full month.

   SECTION 311.  Extension of Interest Payment.

         The Company shall have the right at any time, so long as the Company is not in default in the payment of interest on the Securities of any series hereunder, to extend interest payment periods on all Securities of one or more series, if so specified as contemplated by
   Section 301 with respect to such Securities and upon such terms as may be specified as contemplated by
   Section 301 with respect to such Securities.

   SECTION 312.  Additional Interest.

              So  long as any Preferred Securities  remain
   outstanding,  if the Trust which issued such  Preferred
   Securities  shall be required to pay, with  respect  to
   its  income derived from the interest payments  on  the
   Securities of any series, any amounts for or on account
   of  any  taxes,  duties,  assessments  or  governmental
   charges  of  whatever  nature  imposed  by  the  United
   States,  or  any other taxing authority, then,  in  any
   such  case,  the Company will pay as interest  on  such
   series such additional interest ("Additional Interest")
   as  may  be  necessary in order that  the  net  amounts
   received  and retained by such Trust after the  payment
   of  such  taxes,  duties, assessments  or  governmental
   charges shall result in such Trust's having such  funds
   as  it would have had in the absence of the payment  of
   such   taxes,   duties,  assessments  or   governmental
   charges.


                         ARTICLE FOUR

                   Redemption of Securities

   SECTION 401.  Applicability of Article.

             Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of such series) in accordance with this Article.

   SECTION 402.  Election to Redeem; Notice to Trustee.

              The  election of the Company to  redeem  any
   Securities shall be evidenced by a Board Resolution  or
   an  Officer's Certificate.  The Company shall, at least
   45  days  prior  to the Redemption Date  fixed  by  the
   Company  (unless a shorter notice shall be satisfactory
   to  the Trustee), notify the Trustee in writing of such
   Redemption  Date and of the principal  amount  of  such
   Securities  to  be  redeemed.   In  the  case  of   any
   redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.

   SECTION 403.  Selection of Securities to Be Redeemed.

             If less than all the Securities of any series
   are  to  be redeemed, the particular Securities  to  be
   redeemed  shall  be selected by the Security  Registrar
   from  the  Outstanding Securities of  such  series  not
   previously  called for redemption, by  such  method  as
   shall be provided for any particular series, or, in the
   absence of any such provision, by such method of random
   selection   as   the  Trustee  shall  deem   fair   and
   appropriate and which may, in any case, provide for the
   selection  for  redemption of portions  (equal  to  the
   minimum authorized denomination for Securities of  such
   series  or  any  integral  multiple  thereof)  of   the
   principal  amount  of Securities of such  series  of  a
   denomination   larger  than  the   minimum   authorized
   denomination  for Securities of such series;  provided,
   however,   that  if,  as  indicated  in  an   Officer's
   Certificate, the Company shall have offered to purchase all or any principal amount of the Securities then
   Outstanding of any series, and less than all of such Securities as to which such offer was made shall have been tendered to the Company for such purchase, the Security Registrar, if so directed by Company Order, shall select for redemption all or any principal amount of such Securities which have not been so tendered.

              The Security Registrar shall promptly notify
   the   Company  and  the  Trustee  in  writing  of   the
   Securities selected for redemption and, in the case of any Securities selected to be redeemed in part, the principal amount thereof to be redeemed.

              For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

   SECTION 404.  Notice of Redemption.

              Notice of redemption shall be given in the manner provided in Section 106 to the Holders of the Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

             All notices of redemption shall state:

             (a)  the Redemption Date,

             (b)  the Redemption Price,

              (c)  if less than all the Securities of  any
        series are to be redeemed, the identification of the particular Securities to be redeemed and the portion of the principal amount of any Security to be redeemed in part,

               (d)   that  on  the  Redemption  Date   the
        Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

               (e)    the  place  or  places  where   such
        Securities  are to be surrendered for  payment  of
        the Redemption Price and accrued interest, if any,
        unless   it   shall   have   been   specified   as
        contemplated by Section 301 with respect  to  such
        Securities  that  such  surrender  shall  not   be
        required,

              (f)  that the redemption is for a sinking or
        other fund, if such is the case, and

              (g)  such other matters as the Company shall
        deem desirable or appropriate.

              Unless  otherwise specified with respect  to
   any  Securities  in accordance with Section  301,  with
   respect  to  any notice of redemption of Securities  at
   the election of the Company, unless, upon the giving of
   such  notice, such Securities shall be deemed  to  have
   been  paid in accordance with Section 701, such  notice
   may  state  that  such redemption shall be  conditional
   upon the receipt by the Paying Agent or Agents for such
   Securities,  on  or prior to the date  fixed  for  such
   redemption, of money sufficient to pay the principal of
   and  premium,  if any, and interest, if  any,  on  such
   Securities and that if such money shall not  have  been
   so  received such notice shall be of no force or effect
   and  the  Company shall not be required to redeem  such
   Securities.    In  the  event  that  such   notice   of
   redemption contains such a condition and such money  is
   not  so received, the redemption shall not be made  and
   within  a  reasonable time thereafter notice  shall  be
   given,  in the manner in which the notice of redemption
   was given, that such money was not so received and such
   redemption was not required to be made, and the  Paying
   Agent  or Agents for the Securities otherwise  to  have
   been  redeemed  shall promptly return  to  the  Holders
   thereof   any  of  such  Securities  which   had   been
   surrendered for payment upon such redemption.

              Notice  of  redemption of Securities  to  be
   redeemed at the election of the Company, and any notice
   of  non-satisfaction of a condition for  redemption  as
   aforesaid,  shall be given by the Company  or,  at  the
   Company's  request, by the Security  Registrar  in  the
   name  and  at  the expense of the Company.   Notice  of
   mandatory redemption of Securities shall be given by the Security Registrar in the name and at the expense of the Company.

   SECTION 405.  Securities Payable on Redemption Date.

              Notice  of redemption having been  given  as
   aforesaid,  and the conditions, if any,  set  forth  in
   such  notice  having been satisfied, the Securities  or
   portions  thereof  so  to  be redeemed  shall,  on  the
   Redemption  Date,  become  due  and  payable   at   the
   Redemption Price therein specified, and from and  after
   such  date  (unless,  in the case of  an  unconditional
   notice of redemption, the Company shall default in  the
   payment  of the Redemption Price and accrued  interest,
   if   any)  such  Securities  or  portions  thereof,  if
   interest-bearing, shall cease to bear  interest.   Upon
   surrender  of  any  such  Security  for  redemption  in
   accordance  with such notice, such Security or  portion
   thereof  shall be paid by the Company at the Redemption
   Price,  together with accrued interest, if any, to  the
   Redemption  Date;  provided,  however,  that  no   such
   surrender  shall be a condition to such payment  if  so
   specified  as contemplated by Section 301 with  respect
   to such Security; and provided, further, that except as
   otherwise specified as contemplated by Section 301 with
   respect  to such Security, any installment of  interest
   on   any   Security  the  Stated  Maturity   of   which
   installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of Section 307.

   SECTION 406.  Securities Redeemed in Part.

              Upon the surrender of any Security which is to be redeemed only in part at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                         ARTICLE FIVE

                        Sinking Funds

   SECTION 501.  Applicability of Article.

              The provisions of this Article shall be applicable to any sinking fund for the retirement of the Securities of any series, except as otherwise specified as contemplated by Section 301 for Securities of such series.

              The  minimum  amount  of  any  sinking  fund
   payment provided for by the terms of Securities of  any
   series  is  herein referred to as a "mandatory  sinking
   fund  payment",  and  any payment  in  excess  of  such
   minimum  amount provided for by the terms of Securities
   of  any  series is herein referred to as  an  "optional
   sinking fund payment".  If provided for by the terms of
   Securities  of  any  series, the  cash  amount  of  any
   mandatory  sinking  fund  payment  may  be  subject  to
   reduction  as  provided in Section 502.   Each  sinking
   fund payment shall be applied to the redemption of Securities of the series in respect of which it was made as provided for by the terms of such Securities.

   SECTION  502.   Satisfaction of Sinking  Fund  Payments
   with Securities.

              The  Company (a) may deliver to the  Trustee
   Outstanding  Securities  (other  than  any   previously
   called for redemption) of a series in respect of which a mandatory sinking fund payment is to be made and (b) may apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of such mandatory sinking fund payment; provided, however, that no Securities shall be applied in satisfaction of a mandatory sinking fund payment if such Securities shall have been previously so applied. Securities so applied shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

   SECTION  503.   Redemption of  Securities  for  Sinking
   Fund.

              Not less than 45 days prior to each sinking fund payment date for the Securities of any series, the Company shall deliver to the Trustee an Officer's
   Certificate specifying:

              (a)   the  amount  of  the  next  succeeding
        mandatory sinking fund payment for such series;

              (b)   the  amount, if any, of  the  optional
        sinking fund payment to be made together with such mandatory sinking fund payment;

             (c)  the aggregate sinking fund payment;

              (d)   the portion, if any, of such aggregate
        sinking fund payment which is to be satisfied by the payment of cash;

              (e)   the portion, if any, of such mandatory
        sinking fund payment which is to be satisfied by delivering and crediting Securities of such series pursuant to Section 502 and stating the basis for such credit and that such Securities have not previously been so credited, and the Company shall also deliver to the Trustee any Securities to be so delivered. If the Company shall not deliver such Officer's Certificate, the next mandatory sinking fund payment for such series shall be made entirely in cash in the amount of the mandatory sinking fund payment. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 403 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 404. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 405 and 406.


                         ARTICLE SIX

                          Covenants

   SECTION   601.   Payment  of  Principal,  Premium   and
   Interest.

              The Company shall pay the principal of and premium, if any, and interest, if any (including
   Additional Interest), on the Securities of each series in accordance with the terms of such Securities and this Indenture.

   SECTION 602.  Maintenance of Office or Agency.

              The Company shall maintain in each Place  of
   Payment for the Securities of each series an office  or
   agency where payment of such Securities shall be  made,
   where the registration of transfer or exchange of  such
   Securities  may  be  effected  and  where  notices  and
   demands  to  or  upon the Company in  respect  of  such
   Securities  and  this Indenture  may  be  served.   The
   Company shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency and prompt notice to the Holders of any such change in the manner specified in
   Section 106. If at any time the Company shall fail to maintain any such required office or agency in respect of Securities of any series, or shall fail to furnish the Trustee with the address thereof, payment of such Securities shall be made, registration of transfer or exchange thereof may be effected and notices and demands in respect thereof may be served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent for all such purposes in any such event.

              The  Company  may  also from  time  to  time
   designate  one  or more other offices or agencies  with
   respect  to  the Securities of one or more series,  for
   any  or all of the foregoing purposes and may from time
   to  time  rescind such designations; provided, however,
   that,  unless  otherwise specified as  contemplated  by
   Section  301  with  respect to the Securities  of  such
   series, no such designation or rescission shall in  any
   manner  relieve  the  Company  of  its  obligation   to
   maintain an office or agency for such purposes in each Place of Payment for such Securities in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in
   Section 106, of any such designation or rescission and of any change in the location of any such other office or agency.

                Anything    herein   to    the    contrary
   notwithstanding, any office or agency required by this Section may be maintained at an office of the Company, in which event the Company shall perform all functions to be performed at such office or agency.

   SECTION 603. Money for Securities Payments to Be Held in Trust.

              If  the Company shall at any time act as its
   own  Paying Agent with respect to the Securities of any
   series,  it  shall, on or before each due date  of  the
   principal of and premium, if any, and interest, if any,
   on  any of such Securities, segregate and hold in trust
   for  the benefit of the Persons entitled thereto a  sum
   sufficient to pay the principal and premium or interest
   so  becoming due until such sums shall be paid to  such
   Persons  or  otherwise disposed of as herein  provided.
   The  Company shall promptly notify the Trustee  of  any
   failure  by the Company (or any other obligor  on  such
   Securities)  to  make any payment of  principal  of  or
   premium,  if  any,  or  interest,  if  any,   on   such
   Securities.

              Whenever the Company shall have one or  more
   Paying  Agents  for the Securities of  any  series,  it
   shall,  on or before each due date of the principal  of
   and  premium,  if any, and interest, if  any,  on  such
   Securities,  deposit  with  such  Paying  Agents   sums
   sufficient (without duplication) to pay the principal and premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of any failure by it so to act.

             The Company shall cause each Paying Agent for the Securities of any series, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

             (a) hold all sums held by it for the payment of the principal of and premium, if any, or interest, if any, on such Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

              (b)   give the Trustee notice of any failure
        by the Company (or any other obligor upon such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities; and

              (c)   at any time during the continuance  of
        any failure referred to in the preceding paragraph
        (b), upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent and furnish to the Trustee such information as it possesses regarding the names and addresses of the Persons entitled to such sums.

              The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent and, if so stated in a Company Order delivered to the Trustee, in accordance with the provisions of Article Seven; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

              Any money deposited with the Trustee or  any
   Paying Agent, or then held by the Company, in trust for
   the payment of the principal of and premium, if any, or
   interest,   if  any,  on  any  Security  and  remaining
   unclaimed  for  two  years  after  such  principal  and
   premium, if any, or interest has become due and payable
   shall be paid to the Company on Company Request, or, if
   then held by the Company, shall be discharged from such
   trust;  and, upon such payment or discharge, the Holder
   of   such  Security  shall,  as  an  unsecured  general
   creditor   and  not  as  a  Holder  of  an  Outstanding
   Security, look only to the Company for payment of the amount so due and payable and remaining unpaid, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease;
   provided,  however,  that the Trustee  or  such  Paying
   Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.

   SECTION 604.  Corporate Existence.

              Subject to the rights of the Company under Article Eleven, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

   SECTION 605.  Maintenance of Properties.

              The Company shall cause (or, with respect to
   property  owned in common with others, make  reasonable
   effort  to cause) all its properties used or useful  in
   the  conduct of its business to be maintained and  kept
   in  good condition, repair and working order and  shall
   cause  (or,  with respect to property owned  in  common
   with  others,  make reasonable effort to cause)  to  be
   made  all  necessary  repairs, renewals,  replacements,
   betterments and improvements thereof, all  as,  in  the
   judgment  of the Company, may be necessary so that  the
   business  carried  on in connection  therewith  may  be
   properly conducted; provided, however, that nothing  in
   this   Section   shall   prevent   the   Company   from
   discontinuing, or causing the discontinuance of, the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business.

   SECTION  606.   Annual  Officer's  Certificate  as   to
   Compliance.

              Not  later  than September 15 in each  year,
   commencing  September  15,  1996,  the  Company   shall
   deliver  to the Trustee an Officer's Certificate  which
   need  not  comply  with Section 102,  executed  by  the
   principal  executive  officer, the principal  financial
   officer  or  the  principal accounting officer  of  the
   Company,  as  to  such  officer's  knowledge   of   the
   Company's compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice under this Indenture.

   SECTION 607.  Waiver of Certain Covenants.

              The  Company  may  omit  in  any  particular
   instance   to  comply  with  any  term,  provision   or
   condition  set  forth  in any covenant  or  restriction
   specified with respect to the Securities of any series,
   as  contemplated  by Section 301 as  being  subject  to
   waiver pursuant to this Section 607, if before the time
   for  such compliance the Holders of at least a majority
   in   aggregate  principal  amount  of  the  Outstanding
   Securities  of  all  series  with  respect   to   which
   compliance with such covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition and (b) Section 604, 605 or Article Eleven if before the time for such compliance the Holders of at least a majority in principal amount of Securities
   Outstanding under this Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; but, in the case of (a) or (b), no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect;
   provided, however, so long as a Trust holds Securities of any series, such Trust may not waive compliance or waive any default in compliance by the Company with any covenant or other term contained in this Indenture or the Securities of such series without the approval of the holders of at least a majority in aggregate liquidation preference of the outstanding Preferred
   Securities issued by such Trust affected, obtained as provided in the Trust Agreement pertaining to such Trust.

   SECTION 608.  Restriction on Payment of Dividends.

              So  long as any Preferred Securities of  any
   series  remain  outstanding,  the  Company  shall   not
   declare or pay any dividend on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock, or make any guarantee payments with respect to the foregoing (other than payments under the Guarantee relating to such Preferred Securities) if at such time (a) the Company shall be in default with respect to its payment or other obligations under the Guarantee relating to such Preferred Securities, (b) there shall have occurred and be continuing a payment default (whether before or after expiration of any period of grace) or an Event of Default hereunder or (c) the Company shall have elected to extend any interest payment period as provided in
   Section 311, and any such period, or any extension thereof, shall be continuing.

   SECTION 609.  Maintenance of Trust Existence.

             So long as Preferred Securities of any series remain outstanding, the Company shall (i) maintain direct or indirect ownership of all interests in the Trust which issued such Preferred Securities, other than such Preferred Securities, (ii) not voluntarily
   (to the extent permitted by law) dissolve, liquidate or wind up such Trust, except in connection with a distribution of the Securities to the holders of the Preferred Securities in liquidation of such Trust,
   (iii)   remain  the  sole  Depositor  under  the  Trust
   Agreement (the "Depositor") of such Trust and timely perform in all material respects all of its duties as Depositor of such Trust, and (iv) use reasonable efforts to cause such Trust to remain a business trust and otherwise continue to be treated as a grantor trust for Federal income tax purposes provided that any permitted successor to the Company under this Indenture may succeed to the Company's duties as Depositor of such Trust; and provided further that the Company may permit such Trust to consolidate or merge with or into another business trust or other permitted successor under the Trust Agreement pertaining to such Trust so long as the Company agrees to comply with this Section
   609 with respect to such successor business trust or other permitted successor.

   SECTION   610.    Rights   of  Holders   of   Preferred
   Securities.

              The Company agrees that, for so long as  any
   Preferred    Securities   remain    outstanding,    its
   obligations under this Indenture will also be for the benefit of the holders from time to time of Preferred
   Securities, and the Company acknowledges and agrees that if the Property Trustee fails to enforce its rights with respect to the Securities or the related
   Trust Agreement, a holder of Preferred Securities may institute a legal proceeding directly against the Company to enforce the Property Trustee's rights with respect to the Securities or such Trust Agreement, to the fullest extent permitted by law, without first instituting any legal proceeding against the Property
   Trustee or any other person or entity.


                        ARTICLE SEVEN

                  Satisfaction and Discharge

   SECTION 701.  Defeasance.

             Any Security or Securities, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust:

              (a)   money  in  an amount  which  shall  be
        sufficient, or

              (b)  in the case of a deposit made prior  to
        the   Maturity  of  such  Securities  or  portions
        thereof,  Government Obligations, which shall  not
        contain  provisions permitting the  redemption  or
        other  prepayment  thereof at the  option  of  the
        issuer  thereof, the principal of and the interest
        on   which   when  due,  without  any  regard   to
        reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or

              (c)  a combination of (a) or (b) which shall
        be sufficient,

   to  pay when due the principal of and premium, if  any,
   and  interest, if any, due and to become  due  on  such
   Securities or portions thereof on or prior to Maturity;
   provided,  however, that in the case of  the  provision
   for   payment  or  redemption  of  less  than  all  the
   Securities  of any series, such Securities or  portions
   thereof  shall  have  been  selected  by  the  Security
   Registrar  as  provided herein and, in the  case  of  a
   redemption,  the  notice requisite to the  validity  of
   such  redemption shall have been given  or  irrevocable
   authority shall have been given by the Company  to  the
   Trustee   to   give  such  notice,  under  arrangements
   satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying Agent:

                        (x)   if  such deposit shall  have
             been made prior to the Maturity of such Securities, a Company Order stating that the money and Government Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 703; and

                         (y)   if  Government  Obligations
             shall  have  been deposited,  an  Opinion  of
             Counsel  that  the obligations  so  deposited
             constitute Government Obligations and do  not
             contain  provisions permitting the redemption
             or  other  prepayment at the  option  of  the
             issuer   thereof,  and  an  opinion   of   an
             independent public accountant of nationally recognized standing, selected by the Company, to the effect that the requirements set forth in clause (b) above have been satisfied; and

                        (z)   if  such deposit shall  have
             been  made  prior  to the  Maturity  of  such
             Securities, an Officer's Certificate  stating
             the  Company's intention that, upon  delivery
             of    such    Officer's   Certificate,    its
             indebtedness in respect of such Securities or portions thereof will have been satisfied and discharged as contemplated in this Section.

              Upon the deposit of money or Government Obli
   gations,  or  both,  in accordance with  this  Section,
   together  with the documents required by  clauses  (x),
   (y) and (z) above, the Trustee shall, upon receipt of a
   Company  Request,  acknowledge  in  writing  that   the
   Security or Securities or portions thereof with respect to which such deposit was made are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof has been satisfied and discharged as contemplated in this Section. In the event that all of the conditions set forth in the preceding paragraph shall have been satisfied in respect of any Securities or portions thereof except that, for any reason, the Officer's
   Certificate specified in clause (z), if required, shall not have been delivered, such Securities or portions thereof shall nevertheless be deemed to have been paid for all purposes of this Indenture, and the Holders of such Securities or portions thereof shall nevertheless be no longer entitled to the benefits of this Indenture or of any of the covenants of the Company under Article
   Six (except the covenants contained in Sections 602 and 603) or any other covenants made in respect of such Securities or portions thereof as contemplated by
   Section 301, but the indebtedness of the Company in respect of such Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose, and the Holders of such Securities or portions thereof shall continue to be entitled to look to the Company for payment of the indebtedness represented thereby; and, upon Company Request, the Trustee shall acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture.

              If payment at Stated Maturity of less than all of the Securities of any series is to be provided for in the manner and with the effect provided in this Section, the Security Registrar shall select such Securities, or portions of principal amount thereof, in the manner specified by Section 403 for selection for redemption of less than all the Securities of a series.

              In the event that Securities which shall  be
   deemed   to  have  been  paid  for  purposes  of   this
   Indenture,  and,  if such is the case,  in  respect  of
   which  the  Company's  indebtedness  shall  have   been
   satisfied  and  discharged, all  as  provided  in  this
   Section do not mature and are not to be redeemed within
   the  60  day  period commencing with the  date  of  the
   deposit   of  moneys  or  Government  Obligations,   as
   aforesaid,   the   Company  shall,   as   promptly   as
   practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof.

              Notwithstanding that any Securities shall be
   deemed   to  have  been  paid  for  purposes  of   this
   Indenture, as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections 304, 305, 306, 404, 503 (as to notice of redemption), 602, 603, 907 and 915 and this Article
   Seven shall survive.

              The  Company shall pay, and shall  indemnify
   the  Trustee or any Paying Agent with which  Government
   Obligations  shall have been deposited as  provided  in
   this  Section  against, any tax, fee  or  other  charge
   imposed   on   or  assessed  against  such   Government
   Obligations or the principal or interest received in respect of such Government Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

                Anything    herein   to    the    contrary
   notwithstanding, (a) if, at any time after  a  Security
   would be deemed to have been paid for purposes of  this
   Indenture,  and,  if  such is the case,  the  Company's
   indebtedness in respect thereof would be deemed to have
   been  satisfied or discharged, pursuant to this Section
   (without  regard to the provisions of this  paragraph),
   the  Trustee or any Paying Agent, as the case  may  be,
   shall  be  required to return the money  or  Government
   Obligations, or combination thereof, deposited with  it
   as aforesaid to the Company or its representative under
   any  applicable Federal or State bankruptcy, insolvency
   or  other similar law, such Security shall thereupon be
   deemed  retroactively not to have  been  paid  and  any
   satisfaction    and   discharge   of   the    Company's
   indebtedness in respect thereof shall retroactively  be
   deemed  not  to  have been effected, and such  Security
   shall  be  deemed  to remain Outstanding  and  (b)  any
   satisfaction    and   discharge   of   the    Company's
   indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of
   Section 603.

   SECTION 702.  Satisfaction and Discharge of Indenture.

              This  Indenture  shall upon Company  Request
   cease  to  be  of further effect (except as hereinafter
   expressly provided), and the Trustee, at the expense of
   the   Company,   shall   execute   proper   instruments
   acknowledging  satisfaction  and  discharge   of   this
   Indenture, when

               (a)    no   Securities  remain  Outstanding
        hereunder; and

             (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

   provided, however, that if, in accordance with the last
   paragraph  of  Section  701, any  Security,  previously
   deemed   to  have  been  paid  for  purposes  of   this
   Indenture,  shall be deemed retroactively not  to  have
   been  so paid, this Indenture shall thereupon be deemed
   retroactively   not   to  have   been   satisfied   and
   discharged, as aforesaid, and to remain in  full  force
   and  effect, and the Company shall execute and  deliver
   such   instruments  as  the  Trustee  shall  reasonably
   request to evidence and acknowledge the same.

                Notwithstanding   the   satisfaction   and
   discharge   of   this  Indenture  as   aforesaid,   the
   obligations of the Company and the Trustee under Sec tions 304, 305, 306, 404, 503 (as to notice of redemption),  602, 603, 907 and 915  and  this  Article
   Seven shall survive.

              Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall assign, transfer and turn over to the Company, subject to the lien provided by Section 907, any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities other than money and Government Obligations held by the Trustee pursuant to Section 703.

   SECTION 703.  Application of Trust Money.

              Neither the Government Obligations  nor  the
   money  deposited  pursuant  to  Section  701,  nor  the
   principal  or interest payments on any such  Government
   Obligations, shall be withdrawn or used for any purpose
   other than, and shall be held in trust for, the payment
   of  the principal of and premium, if any, and interest,
   if  any,  on  the Securities or portions  of  principal
   amount  thereof  in respect of which such  deposit  was
   made,  all  subject,  however,  to  the  provisions  of
   Section 603; provided, however, that, so long as  there
   shall  not have occurred and be continuing an Event  of
   Default  any  cash  received  from  such  principal  or
   interest  payments on such Government  Obligations,  if
   not  then needed for such purpose, shall, to the extent
   practicable, be invested upon Company Request and  upon
   receipt of the documents referred to in clause  (y)  of
   Section  701  in  Government Obligations  of  the  type
   described  in  clause  (b) in the  first  paragraph  of
   Section  701 maturing at such times and in such amounts
   as  shall be sufficient together with any other  moneys
   and   the  principal  of  and  interest  on  any  other
   Government Obligations then held by the Trustee to  pay
   when  due  the principal of and premium,  if  any,  and
   interest,  if  any,  due  and to  become  due  on  such
   Securities  or  portions thereof on and  prior  to  the
   Maturity   thereof,  and  interest  earned  from   such
   reinvestment shall be paid over to the Company as received, free and clear of any trust, lien or pledge under this Indenture except the lien provided by
   Section 907; and provided, further, that, so long as there shall not have occurred and be continuing an Event of Default, any moneys held in accordance with this Section on the Maturity of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Securities shall be paid over to the Company free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 907; and provided, further, that if an Event of Default shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default shall have been waived or cured.


                        ARTICLE EIGHT

                 Events of Default; Remedies

   SECTION 801.  Events of Default.

             "Event of Default", wherever used herein with respect to Securities of any series, means any one or more of the following events which has occurred and is continuing:

               (a)   failure  to  pay  interest,  if  any,
        including any Additional Interest, on any Security of such series within 60 days after the same becomes due and payable (whether or not payment is prohibited by the provisions of Article Fifteen hereof); provided, however, that a valid extension of the interest payment period by the Company as contemplated in Section 311 of this Indenture shall not constitute a failure to pay interest for this purpose; or

              (b)   failure  to  pay the principal  of  or
        premium,  if  any, on any Security of such  series
        (whether or not payment is prohibited by the provisions of Article Fifteen hereof) when due and payable; or

              (c)   failure  to perform or breach  of  any
        covenant  or  warranty  of  the  Company  in  this
        Indenture  (other than a covenant  or  warranty  a
        default  in the performance of which or breach  of
        which  is  elsewhere in this Section  specifically
        dealt with or which has expressly been included in
        this  Indenture solely for the benefit of  one  or
        more  series of Securities other than such series)
        for  a  period  of 60 days after  there  has  been
        given,  by  registered or certified mail,  to  the
        Company by the Trustee, or to the Company and  the
        Trustee  by  the  Holders  of  at  least  33%   in
        principal amount of the Outstanding Securities  of
        such  series,  a  written notice  specifying  such
        default  or breach and requiring it to be remedied
        and  stating  that such notice  is  a  "Notice  of
        Default"  hereunder, unless the  Trustee,  or  the
        Trustee  and the Holders of a principal amount  of
        Securities  of  such  series  not  less  than  the
        principal  amount  of Securities  the  Holders  of
        which  gave such notice, as the case may be, shall
        agree  in  writing to an extension of such  period
        prior  to its expiration; provided, however,  that
        the  Trustee,  or the Trustee and the  Holders  of
        such   principal  amount  of  Securities  of  such
        series,  as  the case may be, shall be  deemed  to
        have  agreed  to  an extension of such  period  if
        corrective  action  is initiated  by  the  Company
        within   such  period  and  is  being   diligently
        pursued; or

             (d)  the entry by a court having jurisdiction
        in  the  premises  of (1) a decree  or  order  for
        relief in respect of the Company in an involuntary
        case or proceeding under any applicable Federal or
        State  bankruptcy,  insolvency, reorganization  or
        other  similar  law  or  (2)  a  decree  or  order
        adjudging the Company a bankrupt or insolvent,  or
        approving as properly filed a petition by  one  or
        more   Persons  other  than  the  Company  seeking
        reorganization,   arrangement,    adjustment    or
        composition of or in respect of the Company  under
        any applicable Federal or State law, or appointing
        a   custodian,  receiver,  liquidator,   assignee,
        trustee,  sequestrator or other  similar  official
        for the Company or for any substantial part of its
        property,   or   ordering  the   winding   up   or
        liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of 90 consecutive days; or

              (e)   the commencement by the Company  of  a
        voluntary  case or proceeding under any applicable
        Federal    or    State   bankruptcy,   insolvency,
        reorganization  or other similar  law  or  of  any
        other  case  or  proceeding to  be  adjudicated  a
        bankrupt or insolvent, or the consent by it to the
        entry  of a decree or order for relief in  respect
        of  the Company in a case or proceeding under  any
        applicable    Federal   or    State    bankruptcy,
        insolvency, reorganization or other similar law or
        to   the   commencement  of  any   bankruptcy   or
        insolvency case or proceeding against it,  or  the
        filing  by  it of a petition or answer or  consent
        seeking   reorganization  or  relief   under   any
        applicable Federal or State law, or the consent by
        it  to  the  filing  of such petition  or  to  the
        appointment   of   or  taking  possession   by   a
        custodian,    receiver,   liquidator,    assignee,
        trustee, sequestrator or similar official  of  the
        Company  or  of  any  substantial  part   of   its
        property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors; or

              (f)   any  other Event of Default  specified
        with respect to Securities of such series as contemplated by Section 301.

   SECTION 802.  Acceleration of Maturity; Rescission  and
   Annulment.

              If an Event of Default due to the default in
   payment of principal of, or interest on, any series  of
   Securities or due to the default in the performance  or
   breach of any other covenant or warranty of the Company
   applicable  to  the Securities of such series  but  not
   applicable  to  all outstanding Securities  shall  have
   occurred and be continuing, either the Trustee  or  the
   Holders of not less than 33% in principal amount of the
   Securities   of  such  series  may  then  declare   the
   principal of all Securities of such series and interest
   accrued  thereon  to  be  due and  payable  immediately
   (provided that the payment of principal and interest on
   such Securities shall remain subordinated to the extent
   provided  in  Article Fifteen hereof). If an  Event  of
   Default due to default in the performance of any  other
   of the covenants or agreements herein applicable to all
   Outstanding Securities or an Event of Default specified
   in  Section  801(d) or (e) shall have occurred  and  be
   continuing,  either the Trustee or the Holders  of  not
   less  than  33%  in principal amount of all  Securities
   then Outstanding (considered as one class), and not the
   Holders  of  the Securities of any one of such  series,
   may   declare  the  principal  of  all  Securities  and
   interest   accrued  thereon  to  be  due  and   payable
   immediately (provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in the Indenture).

              At any time after such a declaration of acceleration with respect to Securities of any series shall have been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as hereinafter in this Article provided, the Event or Events of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

             (a) the Company shall have paid or deposited with the Trustee a sum sufficient to pay

                        (1)   all overdue interest on  all
             Securities of such series;

                        (2)  the principal of and premium,
             if  any,  on  any Securities of  such  series
             which have become due otherwise than by  such
             declaration  of  acceleration  and   interest
             thereon at the rate or rates prescribed therefor in such Securities;

                        (3)  to the extent that payment of
             such   interest  is  lawful,  interest   upon
             overdue interest, if any, at the rate or rates prescribed therefor in such Securities;

                       (4)  all amounts due to the Trustee
             under Section 907;

             and

              (b)   any  other Event or Events of  Default
        with respect to Securities of such series, other than the nonpayment of the principal of Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 813.

   No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

   SECTION 803.  Collection of Indebtedness and Suits  for
   Enforcement by Trustee.

              If  an  Event of Default described in clause
   (a) or (b) of Section 801 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities of the series with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, if any, and, to the extent permitted by law, interest on premium, if any, and on any overdue principal and interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 907.

             If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

              If  an  Event  of  Default with  respect  to
   Securities  of  any series shall have occurred  and  be
   continuing,  the Trustee may in its discretion  proceed
   to protect and enforce its rights and the rights of the
   Holders   of   Securities  of  such  series   by   such
   appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

   SECTION 804.  Trustee May File Proofs of Claim.

              In case of the pendency of any receivership,
   insolvency,  liquidation,  bankruptcy,  reorganization,
   arrangement, adjustment, composition or other  judicial
   proceeding relative to the Company or any other obligor
   upon  the Securities or the property of the Company  or
   of  such  other obligor or their creditors, the Trustee
   (irrespective   of   whether  the  principal   of   the
   Securities  shall  then be due and payable  as  therein
   expressed   or   by   declaration  or   otherwise   and
   irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

              (a)  to file and prove a claim for the whole
        amount   of  principal,  premium,  if   any,   and
        interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under
        Section 907) and of the Holders allowed in such judicial proceeding, and

              (b)   to  collect and receive any moneys  or
        other property payable or deliverable on any such claims and to distribute the same;

   and   any   custodian,  receiver,  assignee,   trustee,
   liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 907.

              Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

   SECTION   805.   Trustee  May  Enforce  Claims  Without
   Possession of Securities.

              All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

   SECTION 806.  Application of Money Collected.

             Subject to the provisions of Article Fifteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

             First: To the payment of all amounts due the Trustee under Section 907;

              Second:  To the payment of the amounts  then
        due  and  unpaid upon the Securities for principal
        of  and premium, if any, and interest, if any,  in
        respect of which or for the benefit of which  such
        money   has   been  collected,  ratably,   without
        preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, if any, respectively; and

              Third: To the payment of the remainder, if any, to the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

   SECTION 807.  Limitation on Suits.

              No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

              (a)  such Holder shall have previously given
        written  notice  to the Trustee  of  a  continuing
        Event of Default with respect to the Securities of such series;

              (b)  the Holders of not less than a majority
        in  aggregate principal amount of the  Outstanding
        Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

              (c)   such  Holder  or  Holders  shall  have
        offered   to  the  Trustee  reasonable   indemnity
        against the costs, expenses and liabilities to be incurred in compliance with such request;

              (d)   the  Trustee  for 60  days  after  its
        receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

              (e)   no  direction inconsistent  with  such
        written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class;

   it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

   SECTION 808.  Unconditional Right of Holders to Receive
   Principal, Premium and Interest.

              Notwithstanding any other provision in  this
   Indenture,  the Holder of any Security shall  have  the
   right,  which is absolute and unconditional, to receive
   payment  of the principal of and premium, if  any,  and
   (subject to Section 307 and 311) interest, if  any,  on
   such  Security  on  the Stated Maturity  or  Maturities
   expressed  in such Security (or, in the case of  redemp
   tion, on the Redemption Date) and to institute suit for
   the  enforcement of any such payment, and  such  rights
   shall  not  be  impaired without the  consent  of  such
   Holder.   Any  holder  of related Preferred  Securities
   shall  have  the  right  to  institute  suit  for   the
   enforcement  of  any such payment to such  holder  with
   respect   to  Securities  relating  to  such  Preferred
   Securities having a principal amount equal to the aggregate liquidation preference amount of the related
   Preferred Securities held by such holder.

   SECTION 809.  Restoration of Rights and Remedies.

              If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, and Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

   SECTION 810.  Rights and Remedies Cumulative.

              Except as otherwise provided in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.
   The assertion or employment of any right or remedy here under, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

   SECTION 811.  Delay or Omission Not Waiver.

             No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

   SECTION 812.  Control by Holders of Securities.

              If  an  Event of Default shall have occurred
   and be continuing in respect of a series of Securities,
   the  Holders of a majority in principal amount  of  the
   Outstanding  Securities of such series shall  have  the
   right   to  direct  the  time,  method  and  place   of
   conducting  any proceeding for any remedy available  to
   the Trustee, or exercising any trust or power conferred
   on  the Trustee, with respect to the Securities of such
   series;  provided, however, that if an Event of Default
   shall  have occurred and be continuing with respect  to
   more  than one series of Securities, the Holders  of  a
   majority   in   aggregate  principal  amount   of   the
   Outstanding Securities of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Securities of any one of such series; and provided, further, that

              (a)  such direction shall not be in conflict
        with  any rule of law or with this Indenture,  and
        could   not   involve  the  Trustee  in   personal
        liability  in circumstances where indemnity  would
        not,   in   the  Trustee's  sole  discretion,   be
        adequate; and

              (b)   the Trustee may take any other  action
        deemed   proper  by  the  Trustee  which  is   not
        inconsistent with such direction.

   SECTION 813.  Waiver of Past Defaults.

              The  Holders of not less than a majority  in
   principal amount of the Outstanding Securities  of  any
   series  may  on  behalf  of  the  Holders  of  all  the
   Securities  of  such  series  waive  any  past  default
   hereunder   with  respect  to  such  series   and   its
   consequences, except a default

              (a)   in the payment of the principal of  or
        premium, if any, or interest, if any, on any Security of such series, or

              (b)   in  respect of a covenant or provision
        hereof which under Section 1202 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected;

   provided, however, that so long as a Trust holds the Securities of any series, such Trust may not waive any past default without the consent of at least a majority in aggregate liquidation preference of the outstanding
   Preferred Securities issued by such Trust affected, obtained as provided in the Trust Agreement pertaining to such Trust.

              Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

   SECTION 814.  Undertaking for Costs.

              The  Company and the Trustee agree, and each
   Holder  by  his acceptance thereof shall be  deemed  to
   have  agreed,  that  any court may  in  its  discretion
   require,  in any suit for the enforcement of any  right
   or  remedy under this Indenture, or in any suit against
   the  Trustee for any action taken, suffered or  omitted
   by  it as Trustee, the filing by any party litigant  in
   such  suit of an undertaking to pay the costs  of  such
   suit,  and that such court may in its discretion assess
   reasonable costs, including reasonable attorneys' fees,
   against  any  party litigant in such suit,  having  due
   regard  to  the merits and good faith of the claims  or
   defenses   made  by  such  party  litigant;   but   the
   provisions of this Section shall not apply to any  suit
   instituted  by  the Company, to any suit instituted  by
   the  Trustee, to any suit instituted by any Holder,  or
   group  of  Holders, holding in the aggregate more  than
   10%  in  aggregate principal amount of the  Outstanding
   Securities of all series in respect of which such  suit
   may be brought, considered as one class, or to any suit
   instituted  by  any Holder for the enforcement  of  the
   payment  of  the principal of or premium,  if  any,  or
   interest,  if  any, on any Security  on  or  after  the
   Stated   Maturity  or  Maturities  expressed  in   such
   Security (or, in the case of redemption, on or after the Redemption Date).

   SECTION 815.  Waiver of Stay or Extension Laws.

              The Company covenants (to the extent that it
   may lawfully do so) that it will not at any time insist
   upon,  or  plead, or in any manner whatsoever claim  or
   take the benefit or advantage of, any stay or extension
   law  wherever enacted, now or at any time hereafter  in
   force,   which   may  affect  the  covenants   or   the
   performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                         ARTICLE NINE

                         The Trustee

   SECTION 901.  Certain Duties and Responsibilities.

              (a)   Except  during the continuance  of  an
        Event of Default with respect to Securities of any series,

                        (1)   the  Trustee  undertakes  to
             perform, with respect to Securities of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                       (2)  in the absence of bad faith on
             its  part,  the Trustee may, with respect  to
             Securities of such series, conclusively rely,
             as  to  the truth of the statements  and  the
             correctness   of   the   opinions   expressed
             therein,   upon  certificates   or   opinions
             furnished  to  the Trustee and conforming  to
             the  requirements of this Indenture;  but  in
             the case of any such certificates or opinions
             which    by   any   provision   hereof    are
             specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

             (b) In case an Event of Default with respect to Securities of any series shall have occurred and be continuing, the Trustee shall exercise, with respect to Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

              (c)  No provision of this Indenture shall be
        construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                        (1)  this subsection shall not  be
             construed  to limit the effect of  subsection
             (a) of this Section;

                        (2)   the  Trustee  shall  not  be
             liable for any error of judgment made in good
             faith  by  a Responsible Officer,  unless  it
             shall   be   proved  that  the  Trustee   was
             negligent   in  ascertaining  the   pertinent
             facts;

                        (3)   the  Trustee  shall  not  be
             liable  with respect to any action  taken  or
             omitted  to be taken by it in good  faith  in
             accordance with the direction of the  Holders
             of  a  majority  in principal amount  of  the
             Outstanding  Securities of any  one  or  more
             series, as provided herein, relating  to  the
             time,  method  and  place of  conducting  any
             proceeding  for any remedy available  to  the
             Trustee,  or  exercising any trust  or  power
             conferred   upon  the  Trustee,  under   this
             Indenture with respect to the Securities of such series; and

                       (4)  no provision of this Indenture
             shall  require the Trustee to expend or  risk
             its   own   funds  or  otherwise  incur   any
             financial liability in the performance of any
             of  its  duties hereunder, or in the exercise
             of  any of its rights or powers, if it  shall
             have  reasonable grounds for  believing  that
             repayment of such funds or adequate indemnity
             against  such  risk  or  liability   is   not
             reasonably assured to it.

              (d)   Whether  or not therein  expressly  so
        provided,   every  provision  of  this   Indenture
        relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

   SECTION 902.  Notice of Defaults.

              The Trustee shall give notice of any default hereunder with respect to the Securities of any series to the Holders of Securities of such series in the manner and to the extent required to do so by the Trust
   Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section
   801(c), no such notice to Holders shall be given until at least 75 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

   SECTION 903.  Certain Rights of Trustee.

              Subject to the provisions of Section 901 and to the applicable provisions of the Trust Indenture
   Act:

              (a)   the  Trustee  may rely  and  shall  be
        protected  in acting or refraining from acting  in
        good   faith  upon  any  resolution,  certificate,
        statement, instrument, opinion, report, notice, request, direction, consent, order, bond, deben ture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (b)  any request or direction of the Company
        mentioned  herein shall be sufficiently  evidenced
        by  a  Company  Request or Company  Order,  or  as
        otherwise  expressly  provided  herein,  and   any
        resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

              (c)   whenever in the administration of this
        Indenture the Trustee shall deem it desirable that
        a matter be proved or established prior to taking,
        suffering  or  omitting any action hereunder,  the
        Trustee   (unless   other   evidence   be   herein
        specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's
        Certificate;

             (d)  the Trustee may consult with counsel and
        the  written advice of such counsel or any Opinion
        of    Counsel   shall   be   full   and   complete
        authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

             (e)  the Trustee shall be under no obligation
        to  exercise any of the rights or powers vested in
        it  by  this Indenture at the request or direction
        of  any  Holder pursuant to this Indenture, unless
        such  Holder  shall have offered  to  the  Trustee
        reasonable  security  or  indemnity  against   the
        costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

              (f)   the Trustee shall not be bound to make
        any investigation into the facts or matters stated
        in   any   resolution,   certificate,   statement,
        instrument,  opinion,  report,  notice,   request,
        direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney;

              (g)   the  Trustee may execute  any  of  the
        trusts  or powers hereunder or perform any  duties
        hereunder either directly or by or through  agents
        or   attorneys  and  the  Trustee  shall  not   be
        responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

              (h)   the Trustee shall not be charged  with
        knowledge of any Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (1) a Responsible
        Officer of the Trustee shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on such Securities or by any Holder of such Securities.

   SECTION 904. Not Responsible for Recitals or Issuance of Securities.

              The  recitals contained herein  and  in  the
   Securities   (except  the  Trustee's  certificates   of
   authentication) shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating
   Agent  assumes  responsibility for  their  correctness.
   The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.
   Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

   SECTION 905.  May Hold Securities.

              Each  of  the  Trustee,  any  Authenticating
   Agent, any Paying Agent, any Security Registrar or  any
   other  agent  of  the Company or the  Trustee,  in  its
   individual or any other capacity, may become the  owner
   or  pledgee of Securities and, subject to Sections  908
   and 913, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

   SECTION 906.  Money Held in Trust.

              Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on or investment of any moneys received by it hereunder except as expressly provided herein or otherwise agreed with, and for the sole benefit of, the Company.

   SECTION 907.  Compensation and Reimbursement.

             The Company shall

              (a)   pay to the Trustee from time  to  time
        reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

              (b)   except as otherwise expressly provided
        herein, reimburse the Trustee upon its request for
        all   reasonable   expenses,   disbursements   and
        advances  reasonably  incurred  or  made  by   the
        Trustee  in accordance with any provision of  this
        Indenture  (including the reasonable  compensation
        and  the expenses and disbursements of its  agents
        and  counsel), except to the extent that any  such
        expense,   disbursement   or   advance   may    be
        attributable to its negligence, wilful misconduct or bad faith; and

              (c)  indemnify the Trustee for, and hold  it
        harmless from and against, any loss, liability  or
        expense reasonably incurred by it arising  out  of
        or   in   connection   with  the   acceptance   or
        administration of the trust or trusts hereunder or
        the performance of its duties hereunder, including
        the  reasonable  costs and expenses  of  defending
        itself   against   any  claim  or   liability   in
        connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence, wilful misconduct or bad faith.

              As  security  for  the  performance  of  the
   obligations  of  the Company under  this  Section,  the
   Trustee shall have a lien prior to the Securities  upon
   all property and funds held or collected by the Trustee
   as  such  other than property and funds held  in  trust
   under  Section  703  (except as otherwise  provided  in
   Section  703).  "Trustee" for purposes of this  Section
   shall   include  any  predecessor  Trustee;   provided,
   however, that the negligence, wilful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

   SECTION 908.  Disqualification; Conflicting Interests.

              If  the  Trustee shall have or  acquire  any
   conflicting  interest within the meaning of  the  Trust
   Indenture   Act,   it  shall  either   eliminate   such
   conflicting  interest or resign to the extent,  in  the
   manner  and  with  the  effect,  and  subject  to   the
   conditions,  provided in the Trust  Indenture  Act  and
   this  Indenture.  For purposes of Section 310(b)(1)  of
   the  Trust  Indenture Act and to the  extent  permitted
   thereby,  the  Trustee, in its capacity as  trustee  in
   respect of the Securities of any series, shall  not  be
   deemed to have a conflicting interest arising from  its
   capacity as trustee in respect of the Securities of any
   other  series.   The Trust Agreement and the  Guarantee
   Agreement pertaining to each Trust shall be deemed to be specifically described in this Indenture for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

   SECTION 909.  Corporate Trustee Required; Eligibility.

               There shall at all times be a Trustee hereunder which shall be

               (a)    a  corporation  organized  and  doing
        business under the laws of the United States, any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority, or

              (b)   if and to the extent permitted  by  the
        Commission  by  rule,  regulation  or  order   upon
        application,   a   corporation  or   other   Person
        organized  and doing business under the laws  of  a
        foreign  government, authorized under such laws  to
        exercise  corporate trust powers, having a combined
        capital and surplus of at least $50,000,000 or  the
        Dollar   equivalent   of  the  applicable   foreign
        currency  and subject to supervision or examination
        by  authority  of  such  foreign  government  or  a
        political    subdivision   thereof    substantially
        equivalent to supervision or examination applicable to United States institutional trustees,

   and,  in either case, qualified and eligible under  this
   Article  and  the Trust Indenture Act.  If such  corpora
   tion  publishes reports of condition at least  annually,
   pursuant  to  law  or  to  the  requirements   of   such
   supervising  or  examining  authority,  then   for   the
   purposes  of  this  Section, the  combined  capital  and
   surplus  of such corporation shall be deemed to  be  its
   combined  capital and surplus as set forth in  its  most
   recent report of condition so published.  If at any time
   the  Trustee  shall cease to be eligible  in  accordance
   with  the  provisions of this Section, it  shall  resign
   immediately   in   the  manner  and  with   the   effect
   hereinafter specified in this Article.

SECTION  910.   Resignation and  Removal;  Appointment  of
Successor.

           (a)   No  resignation or removal of the Trustee
     and no appointment of a successor Trustee pursuant to
     this   Article  shall  become  effective  until   the
     acceptance of appointment by the successor Trustee in
     accordance   with  the  applicable  requirements   of
     Section 911.

           (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 911 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company; provided that so long as any Preferred Securities remain outstanding, the Trust which issued such Preferred Securities shall not execute any Act to remove the Trustee without the consent of the holders of a majority in aggregate liquidation preference of Preferred Securities issued by such Trust outstanding, obtained as provided in the Trust Agreement pertaining to such Trust.

          (d)  If at any time:

               (1)  the Trustee shall fail to comply with
     Section 908 after written request therefor by the Company or by any Holder who has been a bona fide
     Holder for at least six months, or

                (2)   the  Trustee  shall  cease  to   be
     eligible under Section 909 and shall fail to resign after written request therefor by the Company or by any such Holder, or

               (3)  the Trustee shall become incapable of
     acting  or shall be adjudged a bankrupt or insolvent
     or  a  receiver  of the Trustee or of  its  property
     shall be appointed or any public officer shall  take
     charge  or control of the Trustee or of its property
     or   affairs  for  the  purpose  of  rehabilitation,
     conservation or liquidation,

then,  in  any  such  case, (x) the  Company  by  a  Board
Resolution may remove the Trustee with respect to all Securities or (y) subject to Section 814, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

           (e)  If the Trustee shall resign, be removed or
     become  incapable of acting, or if  a  vacancy  shall
     occur  in the office of Trustee for any cause  (other
     than as contemplated in clause (y) in subsection  (d)
     of  this Section), with respect to the Securities  of
     one   or  more  series,  the  Company,  by  a   Board
     Resolution,   shall  promptly  appoint  a   successor
     Trustee or Trustees with respect to the Securities of
     that  or  those series (it being understood that  any
     such  successor Trustee may be appointed with respect
     to  the  Securities of one or more  or  all  of  such
     series  and that at any time there shall be only  one
     Trustee  with  respect  to  the  Securities  of   any
     particular   series)  and  shall  comply   with   the
     applicable  requirements of Section 911.  If,  within
     one   year   after  such  resignation,   removal   or
     incapability,  or the occurrence of such  vacancy,  a
     successor  Trustee with respect to the Securities  of
     any  series shall be appointed by Act of the  Holders
     of  a majority in principal amount of the Outstanding
     Securities  of such series delivered to  the  Company
     and  the  retiring Trustee, the successor Trustee  so
     appointed  shall,  forthwith upon its  acceptance  of
     such  appointment in accordance with  the  applicable
     requirements  of  Section 911, become  the  successor
     Trustee with respect to the Securities of such series
     and to that extent supersede the successor Trustee ap
     pointed by the Company.  If no successor Trustee with
     respect  to  the Securities of any series shall  have
     been  so appointed by the Company or the Holders  and
     accepted  appointment  in  the  manner  required   by
     Section  911,  any Holder who has been  a  bona  fide
     Holder of a Security of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor
     Trustee with respect to the Securities of such series.

           (f)   So  long as no event which is,  or  after
     notice  or  lapse of time, or both, would become,  an
     Event   of  Default  shall  have  occurred   and   be
     continuing,  and  except with respect  to  a  Trustee
     appointed  by  Act of the Holders of  a  majority  in
     principal   amount  of  the  Outstanding   Securities
     pursuant  to subsection (e) of this Section,  if  the
     Company  shall  have delivered to the Trustee  (i)  a
     Board  Resolution  appointing  a  successor  Trustee,
     effective as of a date specified therein, and (ii) an
     instrument   of   acceptance  of  such   appointment,
     effective as of such date, by such successor  Trustee
     in  accordance with Section 911, the Trustee shall be
     deemed to have resigned as contemplated in subsection
     (b)  of this Section, the successor Trustee shall  be
     deemed to have been appointed by the Company pursuant
     to   subsection   (e)  of  this  Section   and   such
     appointment shall be deemed to have been accepted as contemplated in Section 911, all as of such date, and all other provisions of this Section and Section 911 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f).

           (g) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security
     Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its corporate trust office.

SECTION 911.  Acceptance of Appointment by Successor.

           (a)  In case of the appointment hereunder of  a
     successor  Trustee with respect to the Securities  of
     all series, every such successor Trustee so appointed
     shall execute, acknowledge and deliver to the Company
     and  to  the retiring Trustee an instrument accepting
     such  appointment, and thereupon the  resignation  or
     removal   of   the  retiring  Trustee  shall   become
     effective  and  such successor Trustee,  without  any
     further act, deed or conveyance, shall become  vested
     with all the rights, powers, trusts and duties of the
     retiring Trustee; but, on the request of the  Company
     or  the  successor  Trustee,  such  retiring  Trustee
     shall,  upon payment of all sums owed to it,  execute
     and   deliver  an  instrument  transferring  to  such
     successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

           (b)  In case of the appointment hereunder of  a
     successor  Trustee with respect to the Securities  of
     one  or  more (but not all) series, the Company,  the
     retiring  Trustee  and  each successor  Trustee  with
     respect to the Securities of one or more series shall
     execute and deliver an indenture supplemental  hereto
     wherein  each  successor Trustee  shall  accept  such
     appointment   and  which  (1)  shall   contain   such
     provisions  as  shall be necessary  or  desirable  to
     transfer  and  confirm  to,  and  to  vest  in,  each
     successor Trustee all the rights, powers, trusts  and
     duties  of the retiring Trustee with respect  to  the
     Securities  of  that  or those series  to  which  the
     appointment of such successor Trustee relates, (2) if
     the retiring Trustee is not retiring with respect  to
     all  Securities,  shall contain  such  provisions  as
     shall  be  deemed necessary or desirable  to  confirm
     that all the rights, powers, trusts and duties of the
     retiring  Trustee with respect to the  Securities  of
     that or those series as to which the retiring Trustee
     is  not  retiring shall continue to be vested in  the
     retiring  Trustee and (3) shall add to or change  any
     of  the  provisions  of this Indenture  as  shall  be
     necessary   to   provide  for   or   facilitate   the
     administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor
     Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any succes sor Trustee, such retiring Trustee, upon payment of all sums owed to it, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c)  Upon request of any such successor Trustee,
     the Company shall execute any instruments which fully
     vest  in  and  confirm to such successor Trustee  all
     such  rights,  powers  and  trusts  referred  to   in
     subsection (a) or (b) of this Section, as the case may be.

           (d)   No  successor Trustee  shall  accept  its
     appointment  unless  at the time of  such  acceptance
     such   successor  Trustee  shall  be  qualified   and
     eligible under this Article.

SECTION   912.   Merger,  Conversion,  Consolidation   or
Succession to Business.

           Any corporation into which the Trustee may  be
merged or converted or with which it may be consolidated,
or  any corporation resulting from any merger, conversion
or  consolidation to which the Trustee shall be a  party,
or any corporation succeeding to all or substantially all
the corporate trust business of the Trustee, shall be the
successor   of  the  Trustee  hereunder,  provided   such
corporation  shall  be otherwise qualified  and  eligible
under  this Article, without the execution or  filing  of
any  paper or any further act on the part of any  of  the
parties  hereto.  In case any Securities shall have  been
authenticated, but not delivered, by the Trustee then  in
office,   any   successor   by  merger,   conversion   or
consolidation  to such authenticating Trustee  may  adopt
such   authentication  and  deliver  the  Securities   so
authenticated  with the same effect as if such  successor
Trustee had itself authenticated such Securities.

SECTION  913.  Preferential Collection of Claims  Against
Company.

          If the Trustee shall be or become a creditor of
the  Company  or  any other obligor upon  the  Securities
(other  than  by  reason of a relationship  described  in
Section  311(b) of the Trust Indenture Act), the  Trustee
shall be subject to any and all applicable provisions  of
the  Trust  Indenture  Act regarding  the  collection  of
claims  against the Company or such other  obligor.   For
purposes of Section 311(b) of the Trust Indenture Act:

           (a) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

           (b)   the term "self-liquidating paper"  means
     any   draft,   bill  of  exchange,   acceptance   or
     obligation  which  is  made,  drawn,  negotiated  or
     incurred by the Company for the purpose of financing
     the  purchase, processing, manufacturing,  shipment,
     storage  or sale of goods, wares or merchandise  and
     which  is secured by documents evidencing title  to,
     possession of, or a lien upon, the goods,  wares  or
     merchandise  or the receivables or proceeds  arising
     from  the  sale  of the goods, wares or  merchandise
     previously  constituting the security, provided  the
     security  is  received by the Trustee simultaneously
     with  the creation of the creditor relationship with
     the   Company  arising  from  the  making,  drawing,
     negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

SECTION 914.  Co-trustees and Separate Trustees.

           At  any  time  or times, for  the  purpose  of
meeting   the   legal  requirements  of  any   applicable
jurisdiction, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least 33% in principal amount of the Securities then Outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, or to act as separate trustee, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

           Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee so appointed to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

           Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

           (a)  the Securities shall be authenticated and
     delivered,  and  all  rights,  powers,  duties   and
     obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

          (b) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

           (c)  the Trustee at any time, by an instrument
     in  writing executed by it, with the concurrence  of
     the Company, may accept the resignation of or remove
     any  co-trustee or separate trustee appointed  under
     this Section, and, if an Event of Default shall have
     occurred  and be continuing, the Trustee shall  have
     power  to accept the resignation of, or remove,  any
     such  co-trustee  or  separate trustee  without  the
     concurrence  of  the  Company.   Upon  the   written
     request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

            (d)    no   co-trustee  or  separate  trustee
     hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder; and

           (e) any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

SECTION 915.  Appointment of Authenticating Agent.

           The Trustee may appoint an Authenticating Agent
or  Agents with respect to the Securities of one  or  more
series, which shall be authorized to act on behalf of  the
Trustee  to authenticate Securities of such series  issued
upon original issuance and upon exchange, registration  of
transfer  or  partial redemption thereof  or  pursuant  to
Section  306,  and  Securities so authenticated  shall  be
entitled  to the benefits of this Indenture and  shall  be
valid  and obligatory for all purposes as if authenticated
by  the Trustee hereunder.  Wherever reference is made  in
this  Indenture  to  the authentication  and  delivery  of
Securities by the Trustee or the Trustee's certificate  of
authentication, such reference shall be deemed to  include
authentication and delivery on behalf of the Trustee by an
Authenticating  Agent and a certificate of  authentication
executed  on  behalf of the Trustee by  an  Authenticating
Agent.   Each Authenticating Agent shall be acceptable  to
the  Company  and  shall  at all times  be  a  corporation
organized and doing business under the laws of the  United
States, any State or territory thereof or the District  of
Columbia  or  the Commonwealth of Puerto Rico,  authorized
under  such laws to act as Authenticating Agent, having  a
combined  capital and surplus of not less than $50,000,000
and  subject to supervision or examination by  Federal  or
State  authority.  If such Authenticating Agent  publishes
reports of condition at least annually, pursuant to law or
to  the  requirements  of  said supervising  or  examining
authority,  then  for the purposes of  this  Section,  the
combined capital and surplus of such Authenticating  Agent
shall be deemed to be its combined capital and surplus  as
set  forth in its most recent report of condition  so  pub
lished.   If  at  any time an Authenticating  Agent  shall
cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

           Any  corporation  into which an  Authenticating
Agent  may be merged or converted or with which it may  be
consolidated,  or  any  corporation  resulting  from   any
merger,   conversion  or  consolidation  to   which   such
Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

           An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company.
Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating
Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authen ticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay to each Authenticating
Agent from time to time reasonable compensation for its services under this Section.

           The  provisions of Sections 308,  904  and  905
shall be applicable to each Authenticating Agent.

          If an appointment with respect to the Securities of one or more series shall be made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

           This is one of the Securities of the series designated therein referred to in the within-mentioned
Indenture.

                               ________________________
                                As Trustee



                               By_____________________
                                   As Authenticating
                                     Agent


                               By_____________________
                                  Authorized Officer

           If all of the Securities of a series may not be
originally issued at one time, and if the Trustee does not
have  an office capable of authenticating Securities  upon
original issuance located in a Place of Payment where  the
Company   wishes  to  have  Securities  of   such   series
authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating
Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.


                       ARTICLE TEN

    Holders' Lists and Reports by Trustee and Company

SECTION 1001.  Lists of Holders.

            Semiannually,  not  later  than  March  1  and
September 15 in each year, commencing September 15,  1996,
and  at  such  other times as the Trustee may  request  in
writing,  the  Company  shall  furnish  or  cause  to   be
furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust
Indenture Act; provided, however, that no such list need be furnished so long as the Trustee shall be the Security
Registrar.

SECTION 1002.  Reports by Trustee and Company.

           Not later than _____________ in each year, commencing ________________, the Trustee shall transmit to the Holders and the Commission a report, dated as of the next preceding _______________, with respect to any events and other matters described in Section 313(a) of the Trust
Indenture Act, in such manner and to the extent required by the Trust Indenture Act. The Trustee shall transmit to the Holders and the Commission, and the Company shall file with the Trustee (within 30 days after filing with the Commission in the case of reports which pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act.

           To  the  extent required by the Trust Indenture
Act, the Company shall file with the Trustee the following
documents  and reports within 30 days after such documents
or   reports   (or  consolidated  documents   or   reports
containing such documents or reports) are filed  with  the
Commission:

     A.   The Company's annual reports on Form 10-K;
     B.   The Company's quarterly reports on Form 10-Q;
     C.   The Company's current reports on Form 8-K; and
     D.   Any   other  documents  filed  with   the
          Commission which are filed with or incorporated by reference in the foregoing reports, related to the Company, and have not previously been filed with the Trustee.

To  the  extent  that  any of the foregoing  documents  or
reports are consolidated with similar documents or reports
filed   by  an  affiliate,  the  Company  may  file   such
consolidated document or report with the Trustee in lieu of the separate document or report.


                      ARTICLE ELEVEN

   Consolidation, Merger, Conveyance or Other Transfer

SECTION  1101.   Company May Consolidate,  etc.,  Only  on
Certain Terms.

           The Company shall not consolidate with or merge
into   any  other  corporation,  or  convey  or  otherwise
transfer or lease its properties and assets substantially as an entirety to any Person, unless

             (a)    the   corporation   formed   by   such
     consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Com pany substantially as an entirety shall be a Person organized and validly existing under the laws of the United States, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest, if any, on all Outstanding
     Securities and the performance of every covenant of this Indenture on the part of the Company to be per formed or observed;

           (b)   immediately after giving effect  to  such
     transaction   and   treating  any  indebtedness   for
     borrowed money which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

           (c)   the Company shall have delivered  to  the
     Trustee  an  Officer's Certificate and an Opinion  of
     Counsel,   each   stating  that  such  consolidation,
     merger, conveyance, or other transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

SECTION 1102.  Successor Corporation Substituted.

           Upon  any consolidation by the Company with  or
merger  by the Company into any other corporation  or  any
conveyance,  or other transfer or lease of the  properties
and assets of the Company substantially as an entirety  in
accordance  with  Section 1101, the successor  corporation
formed by such consolidation or into which the Company  is
merged or the Person to which such conveyance, transfer or
lease  is  made shall succeed to, and be substituted  for,
and  may  exercise every right and power of,  the  Company
under  this  Indenture with the same  effect  as  if  such
successor Person had been named as the Company herein, and
thereafter, except in the case of a lease, the predecessor
Person  shall be relieved of all obligations and covenants
under   this  Indenture  and  the  Securities  Outstanding
hereunder.


                      ARTICLE TWELVE

                 Supplemental Indentures

SECTION 1201.  Supplemental Indentures Without Consent  of
Holders.

           Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

           (a)   to  evidence  the succession  of  another
     Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, all as provided in Article Eleven;
     or

          (b) to add one or more covenants of the Company or other provisions for the benefit of all Holders or for the benefit of the Holders of, or to remain in effect only so long as there shall be Outstanding, Securities of one or more specified series, or to surrender any right or power herein conferred upon the Company; or

           (c) to add any additional Events of Default with respect to all or any series of Securities
     Outstanding hereunder; or

           (d)   to  change or eliminate any provision  of
     this  Indenture or to add any new provision  to  this
     Indenture;  provided, however, that if  such  change,
     elimination  or addition shall adversely  affect  the
     interests of the Holders of Securities of any  series
     Outstanding   on   the   date   of   such   indenture
     supplemental  hereto  in any material  respect,  such
     change,   elimination   or  addition   shall   become
     effective with respect to such series only pursuant to the provisions of Section 1202 hereof or when no Security of such series remains Outstanding; or

           (e) to provide collateral security for the Securities; or

            (f)   to  establish  the  form  or  terms   of
     Securities of any series as contemplated by  Sections
     201 and 301; or

           (g)   to  provide  for the  authentication  and
     delivery    of   bearer   securities   and    coupons
     appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

           (h) to evidence and provide for the acceptance of appointment hereunder by a separate or successor
     Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 911(b); or

           (i) to provide for the procedures required to permit the Company to utilize, at its option, a noncertificated system of registration for all, or any series of, the Securities; or

          (j) to change any place or places where (1) the principal of and premium, if any, and interest, if any, on all or any series of Securities shall be payable, (2) all or any series of Securities may be surrendered for registration of transfer, (3) all or any series of Securities may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of Securities and this Indenture may be served; or

           (k)   to  cure  any ambiguity,  to  correct  or
     supplement   any  provision  herein  which   may   be
     defective  or  inconsistent with any other  provision
     herein,  or  to  make  any  other  changes   to   the
     provisions  hereof  or to add other  provisions  with
     respect  to  matters or questions arising under  this
     Indenture,  provided  that  such  other  changes   or
     additions shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

            Without   limiting  the  generality   of   the
foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and

                     (x)   if  any  such  amendment  shall
          require  one  or more changes to any  provisions
          hereof or the inclusion herein of any additional
          provisions,  or  shall by operation  of  law  be
          deemed  to  effect such changes  or  incorporate
          such  provisions by reference or otherwise, this
          Indenture  shall be deemed to have been  amended
          so  as to conform to such amendment to the Trust
          Indenture  Act, and the Company and the  Trustee
          may,  without the consent of any Holders,  enter
          into  an indenture supplemental hereto to effect
          or   evidence   such   changes   or   additional
          provisions; or

                     (y)   if  any  such  amendment  shall
          permit   one   or  more  changes  to,   or   the
          elimination of, any provisions hereof which,  at
          the date of the execution and delivery hereof or
          at  any  time  thereafter, are required  by  the
          Trust Indenture Act to be contained herein, this
          Indenture  shall be deemed to have been  amended
          to  effect such changes or elimination, and  the
          Company and the Trustee may, without the consent
          of   any   Holders,  enter  into  an   indenture
          supplemental hereto to evidence such amendment hereof.

SECTION  1202.   Supplemental Indentures With  Consent  of
Holders.

          With the consent of the Holders of not less than
a majority in aggregate principal amount of the Securities
of  all  series  then  Outstanding under  this  Indenture,
considered as one class, by Act of said Holders  delivered
to   the  Company  and  the  Trustee,  the  Company,  when
authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Holders of Securities of such series under the Indenture; provided, however, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall:

          (a)  change the Stated Maturity of the principal
     of, or any installment of principal of or interest on
     (except  as  provided  in Section  311  hereof),  any
     Security,  or reduce the principal amount thereof  or
     the  rate of interest thereon (or the amount  of  any
     installment of interest thereon) or change the method
     of  calculating  such  rate  or  reduce  any  premium
     payable  upon the redemption thereof, or  change  the
     coin  or  currency (or other property), in which  any
     Security  or any premium or the interest  thereon  is
     payable,  or impair the right to institute  suit  for
     the  enforcement of any such payment on or after  the
     Stated  Maturity of any Security (or, in the case  of
     redemption,   on  or  after  the  Redemption   Date),
     without, in any such case, the consent of the Holder of such Security, or

           (b)   reduce the percentage in principal amount
     of  the Outstanding Securities of any series (or,  if
     applicable, in liquidation preference of  any  series
     of  Preferred Securities), the consent of the Holders
     of  which  is  required for any such supplemental  in
     denture,  or the consent of the Holders of  which  is
     required  for  any  waiver  of  compliance  with  any
     provision  of  this  Indenture  or  of  any   default
     hereunder   and  its  consequences,  or  reduce   the
     requirements of Section 1304 for quorum or voting, without, in any such case, the consent of the Holders of each Outstanding Security of such series, or

           (c) modify any of the provisions of this Section, Section 607 or Section 813 with respect to the Securities of any series, except to increase the percentages in principal amount referred to in this Section or such other Sections or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, how ever, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this pro viso, in accordance with the requirements of Sections
     911(b) and 1201(h).

Notwithstanding  the foregoing, so  long  as  any  of  the
Preferred  Securities remain outstanding, the Trustee  may
not consent to a supplemental indenture under this Section
1202 without the prior consent, obtained as provided in  a
Trust  Agreement pertaining to a Trust which  issued  such
Preferred  Securities, of the holders of not less  than  a
majority  in  aggregate  liquidation  preference  of   all
Preferred   Securities  issued  by  such  Trust  affected,
considered  as  one  class, or, in  the  case  of  changes
described  in  clauses (a), (b) and  (c)  above,  100%  in
aggregate  liquidation preference of  all  such  Preferred
Securities  then  outstanding  which  would  be   affected
thereby,   considered  as  one  class.    A   supplemental
indenture  which  changes or eliminates  any  covenant  or
other provision of this Indenture which has expressly been
included  solely for the benefit of one or more particular
series of Securities, or which modifies the rights of  the
Holders of Securities of such series with respect to  such
covenant or other provision, shall be deemed not to affect
the  rights  under  this  Indenture  of  the  Holders   of
Securities of any other series.

          It shall not be necessary for any Act of Holders
under  this Section to approve the particular form of  any
proposed   supplemental  indenture,  but   it   shall   be
sufficient  if  such  Act  shall  approve  the   substance
thereof.   A waiver by a Holder of such Holder's right  to
consent under this Section shall be deemed to be a consent of such Holder.

SECTION 1203.  Execution of Supplemental Indentures.

          In executing, or accepting the additional trusts
created  by, any supplemental indenture permitted by  this
Article or the modifications thereby of the trusts created
by  this  Indenture,  the Trustee  shall  be  entitled  to
receive,  and  (subject to Section  901)  shall  be  fully
protected  in relying upon, an Opinion of Counsel  stating
that  the  execution  of  such supplemental  indenture  is
authorized  or permitted by this Indenture.   The  Trustee
may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

SECTION 1204.  Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture
under  this  Article, this Indenture shall be modified  in
accordance  therewith,  and  such  supplemental  indenture
shall form a part of this Indenture for all purposes;  and
every  Holder  of  Securities  theretofore  or  thereafter
authenticated  and  delivered  hereunder  shall  be  bound
thereby.   Any  supplemental indenture permitted  by  this
Article  may restate this Indenture in its entirety,  and,
upon   the  execution  and  delivery  thereof,  any   such
restatement shall supersede this Indenture as theretofore in effect for all purposes.

SECTION 1205.  Conformity With Trust Indenture Act.

           Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION  1206.   Reference in Securities  to  Supplemental
Indentures.

           Securities  of  any  series  authenticated  and
delivered   after   the  execution  of  any   supplemental
indenture  pursuant  to this Article  may,  and  shall  if
required  by the Trustee, bear a notation in form approved
by  the  Trustee  as to any matter provided  for  in  such
supplemental   indenture.   If  the   Company   shall   so
determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

SECTION    1207.    Modification   Without    Supplemental
Indenture.

           If  the  terms  of  any  particular  series  of
Securities  shall  have  been  established  in   a   Board
Resolution or an Officer's Certificate pursuant to a Board
Resolution as contemplated by Section 301, and not  in  an
indenture supplemental hereto, additions to, changes in or
the  elimination of any of such terms may be  effected  by
means  of  a  supplemental Board Resolution  or  Officer's
Certificate,  as  the  case  may  be,  delivered  to,  and
accepted  by,  the Trustee; provided, however,  that  such
supplemental  Board  Resolution or  Officer's  Certificate
shall  not  be  accepted by the Trustee  or  otherwise  be
effective  unless  all  conditions  set  forth   in   this
Indenture which would be required to be satisfied if  such
additions,  changes  or elimination were  contained  in  a
supplemental   indenture  shall  have  been  appropriately
satisfied.   Upon the acceptance thereof by  the  Trustee,
any   such  supplemental  Board  Resolution  or  Officer's
Certificate   shall  be  deemed  to  be  a   "supplemental
indenture" for purposes of Section 1204 and 1206.


                     ARTICLE THIRTEEN

       Meetings of Holders; Action Without Meeting

SECTION 1301.  Purposes for Which Meetings May Be Called.

           A  meeting of Holders of Securities of  one  or
more,  or  all, series may be called at any time and  from
time  to  time pursuant to this Article to make,  give  or
take   any   request,  demand,  authorization,  direction,
notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 1302.  Call, Notice and Place of Meetings.

           (a)  The Trustee may at any time call a meeting
     of  Holders  of  Securities of one or more,  or  all,
     series for any purpose specified in Section 1301,  to
     be held at such time and at such place in the Borough
     of  Manhattan, The City of New York, as  the  Trustee
     shall  determine,  or,  with  the  approval  of   the
     Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) If the Trustee shall have been requested to call a meeting of the Holders of Securities of one or more, or all, series by the Company or by the Holders of 33% in aggregate principal amount of all of such series, considered as one class, for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

          (c) Any meeting of Holders of Securities of one or more, or all, series shall be valid without notice if the Holders of all Outstanding Securities of such series are present in person or by proxy and if rep resentatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding
     Securities of such series, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

SECTION 1303.  Persons Entitled to Vote at Meetings.

          To be entitled to vote at any meeting of Holders
of  Securities  of one or more, or all,  series  a  Person
shall   be  (a)  a  Holder  of  one  or  more  Outstanding
Securities of such series, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1304.  Quorum; Action.

           The  Persons  entitled to vote  a  majority  in
aggregate  principal amount of the Outstanding  Securities
of  the series with respect to which a meeting shall  have
been  called as hereinbefore provided, considered  as  one
class,  shall constitute a quorum for a meeting of Holders
of  Securities of such series; provided, however, that  if
any  action  is  to  be taken at such meeting  which  this
Indenture  expressly provides may be taken by the  Holders
of  a specified percentage, which is less than a majority,
in  principal amount of the Outstanding Securities of such
series,  considered as one class, the Persons entitled  to
vote such specified percentage in principal amount of  the
Outstanding Securities of such series, considered  as  one
class,  shall  constitute a quorum.  In the absence  of  a
quorum within one hour of the time appointed for any  such
meeting, the meeting shall, if convened at the request  of
Holders  of  Securities of such series, be dissolved.   In
any  other  case  the  meeting may be adjourned  for  such
period as may be determined by the chairman of the meeting
prior  to the adjournment of such meeting.  In the absence
of  a quorum at any such adjourned meeting, such adjourned
meeting may be further adjourned for such period as may be
determined  by the chairman of the meeting  prior  to  the
adjournment of such adjourned meeting.  Except as provided
by  Section  1305(e),  notice of the  reconvening  of  any
meeting adjourned for more than 30 days shall be given  as
provided in Section 1302(a) not less than 10 days prior to
the  date  on which the meeting is scheduled to  be  recon
vened.   Notice of the reconvening of an adjourned meeting
shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

            Except   as  limited  by  Section  1202,   any
resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series, considered as one class.

           Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

SECTION  1305.   Attendance at Meetings; Determination  of
Voting Rights Conduct and Adjournment of Meetings.

           (a) Attendance at meetings of Holders of Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder (except as provided in Section
     104(g)), of such Securities before being voted.

           (b)   Notwithstanding any other  provisions  of
     this  Indenture, the Trustee may make such reasonable
     regulations as it may deem advisable for any  meeting
     of  Holders of Securities in regard to proof  of  the
     holding of such Securities and of the appointment  of
     proxies  and in regard to the appointment and  duties
     of   inspectors   of   votes,  the   submission   and
     examination  of  proxies,  certificates   and   other
     evidence of the right to vote, and such other matters
     concerning  the conduct of the meeting  as  it  shall
     deem  appropriate.  Except as otherwise permitted  or
     required  by  any such regulations,  the  holding  of
     Securities shall be proved in the manner specified in
     Section 104 and the appointment of any proxy shall be
     proved in the manner specified in Section 104.   Such
     regulations  may  provide  that  written  instruments
     appointing  proxies, regular on their  face,  may  be
     presumed   valid  and  genuine  without   the   proof
     specified in Section 104 or other proof.

           (c)   The  Trustee shall, by an  instrument  in
     writing, appoint a temporary chairman of the meeting,
     unless  the  meeting shall have been  called  by  the
     Company or by Holders as provided in Section 1302(b),
     in   which  case  the  Company  or  the  Holders   of
     Securities of the series calling the meeting, as  the
     case may be, shall in like manner appoint a temporary
     chairman.   A  permanent  chairman  and  a  permanent
     secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series represented at the meeting, considered as one class.

           (d) At any meeting each Holder or proxy shall be entitled to one vote for each $1 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

          (e)  Any meeting duly called pursuant to Section
     1302  at  which a quorum is present may be  adjourned
     from  time  to  time by Persons entitled  to  vote  a
     majority  in  aggregate  principal  amount   of   the
     Outstanding Securities of all series represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

SECTION  1306.   Counting Votes and  Recording  Action  of
Meetings.

           The  vote upon any resolution submitted to  any
meeting  of Holders shall be by written ballots  on  which
shall  be subscribed the signatures of the Holders  or  of
their  representatives by proxy and the principal  amounts
and  serial numbers of the Outstanding Securities, of  the
series  with respect to which the meeting shall have  been
called,  held  or  represented  by  them.   The  permanent
chairman  of  the meeting shall appoint two inspectors  of
votes who shall count all votes cast at the meeting for or
against  any resolution and who shall make and  file  with
the  secretary  of  the  meeting  their  verified  written
reports of all votes cast at the meeting.  A record of the
proceedings  of each meeting of Holders shall be  prepared
by  the  secretary  of  the meeting  and  there  shall  be
attached  to  said  record  the original  reports  of  the
inspectors  of  votes on any vote by ballot taken  thereat
and affidavits by one or more persons having knowledge  of
the  facts  setting  forth a copy of  the  notice  of  the
meeting and showing that said notice was given as provided
in  Section  1302 and, if applicable, Section 1304.   Each
copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.
Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 1307.  Action Without Meeting.

           In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, de mand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 104.


                     ARTICLE FOURTEEN

Immunity of Incorporators, Stockholders, Officers and Directors

SECTION 1401.  Liability Solely Corporate.

           No recourse shall be had for the payment of the
principal of or premium, if any, or interest, if  any,  on
any  Securities,  or any part thereof, or  for  any  claim
based  thereon or otherwise in respect thereof, or of  the
indebtedness represented thereby, or upon any  obligation,
covenant  or  agreement under this Indenture, against  any
incorporator, stockholder, officer or director,  as  such,
past,  present  or  future  of  the  Company  or  of   any
predecessor  or successor corporation (either directly  or
through   the  Company  or  a  predecessor  or   successor
corporation), whether by virtue of any constitutional  pro
vision,  statute or rule of law, or by the enforcement  of
any assessment or penalty or otherwise; it being expressly
agreed  and  understood that this Indenture  and  all  the
Securities are solely corporate obligations, and  that  no
personal  liability  whatsoever shall  attach  to,  or  be
incurred  by,  any incorporator, stockholder,  officer  or
director,  past, present or future, of the Company  or  of
any  predecessor or successor corporation, either directly
or  indirectly  through the Company or any predecessor  or
successor corporation, because of the indebtedness  hereby
authorized   or  under  or  by  reason  of  any   of   the
obligations,  covenants or agreements  contained  in  this
Indenture  or  in any of the Securities or to  be  implied
herefrom   or  therefrom,  and  that  any  such   personal
liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities.

                     ARTICLE FIFTEEN

               Subordination of Securities

SECTION   1501.    Securities   Subordinate   to    Senior
Indebtedness.

           The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of the Securities of each series, by its acceptance thereof, likewise covenants and agrees, that the payment of the principal of and premium, if any, and interest, if any, on each and all of the Securities is hereby expressly subordinated and subject to the extent and in the manner set forth in this Article, in right of payment to the prior payment in full of all Senior Indebtedness.

          Each Holder of the Securities of each series, by its acceptance thereof, authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article, and appoints the Trustee its attorney-in-fact for any and all such purposes.

SECTION 1502.  Payment Over of Proceeds of Securities.

          In the event (a) of any insolvency or bankruptcy
proceedings     or    any    receivership,    liquidation,
reorganization or other similar proceedings in respect of the Company or a substantial part of its property, or of any proceedings for liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, or (b) subject to the provisions of Section 1503, that (i) a default shall have occurred with respect to the payment of principal of or interest on or other monetary amounts due and payable on any Senior
Indebtedness, or (ii) there shall have occurred a  default
(other than a default in the payment of principal or interest or other monetary amounts due and payable) in respect of any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holder or holders thereof to accelerate the maturity thereof (with notice or lapse of time, or both), and such default shall have continued beyond the period of grace, if any, in respect thereof, and, in the cases of subclauses (i) and (ii) of this clause (b), such default shall not have been cured or waived or shall not have ceased to exist, or (c) that the principal of and accrued interest on the Securities of any series shall have been declared due and payable pursuant to Section 801 and such declaration shall not have been rescinded and annulled as provided in Section 802, then:

                 (1)    the  holders  of  all  Senior
          Indebtedness  shall first  be  entitled  to
          receive  payment  of the  full  amount  due
          thereon,  or  provision shall be  made  for
          such  payment  in money or  money's  worth,
          before the Holders of any of the Securities
          are  entitled  to  receive  a  payment   on
          account of the principal of or interest  on
          the    indebtedness   evidenced   by    the
          Securities, including, without limitation, any payments made pursuant to Articles Four and Five;

                (2)   any payment by, or distribution
          of  assets of, the Company of any  kind  or
          character,  whether in  cash,  property  or
          securities,  to  which any  Holder  or  the
          Trustee  would be entitled except  for  the
          provisions of this Article, shall  be  paid
          or  delivered  by  the person  making  such
          payment  or distribution, whether a trustee
          in  bankruptcy,  a receiver or  liquidating
          trustee  or  otherwise,  directly  to   the
          holders  of  such  Senior  Indebtedness  or
          their representative or representatives  or
          to   the  trustee  or  trustees  under  any
          indenture   under  which  any   instruments
          evidencing  any of such Senior Indebtedness
          may have been issued, ratably according  to
          the  aggregate amounts remaining unpaid  on
          account of such Senior Indebtedness held or
          represented   by  each,   to   the   extent
          necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the indebtedness evidenced by the Securities or to the Trustee under this Indenture; and

                  (3)     in    the    event    that,
          notwithstanding the foregoing, any  payment
          by,  or  distribution  of  assets  of,  the
          Company  of any kind or character,  whether
          in cash, property or securities, in respect
          of   principal  of  or  interest   on   the
          Securities  or  in  connection   with   any
          repurchase   by   the   Company   of    the
          Securities,  shall  be  received   by   the
          Trustee  or  any Holder before  all  Senior
          Indebtedness is paid in full, or  provision
          is  made  for  such  payment  in  money  or
          money's worth, such payment or distribution
          in  respect of principal of or interest  on
          the  Securities or in connection  with  any
          repurchase by the Company of the Securities
          shall  be paid over to the holders of  such
          Senior Indebtedness or their representative
          or  representatives or to  the  trustee  or
          trustees  under any indenture  under  which
          any  instruments evidencing any such Senior
          Indebtedness may have been issued,  ratably
          as   aforesaid,  for  application  to   the
          payment    of   all   Senior   Indebtedness
          remaining  unpaid  until  all  such  Senior
          Indebtedness shall have been paid in  full,
          after   giving  effect  to  any  concurrent
          payment   or  distribution  (or   provision
          therefor)  to  the holders of  such  Senior
          Indebtedness.

          Notwithstanding the foregoing, at any time after the 123rd day following the date of deposit of cash or Government Obligations pursuant to Section 701 (provided all conditions set out in such Section shall have been satisfied), the funds so deposited and any interest thereon will not be subject to any rights of holders of Senior Indebtedness including, without limitation, those arising under this Article Fifteen; provided that no event described in clauses (d) and (e) of Section 801 with respect to the Company has occurred during such 123-day period.

           For  purposes of this Article only,  the  words
"cash,  property  or securities" shall not  be  deemed  to
include  shares of stock of the Company as reorganized  or
readjusted,  or  securities of the Company  or  any  other
corporation  provided for by a plan or  reorganization  or
readjustment which are subordinate in right of payment  to
all   Senior  Indebtedness  which  may  at  the  time   be
outstanding to the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Eleven hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this
Section 1502 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eleven hereof.
Nothing in Section 1501 or in this Section 1502 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 907.

SECTION  1503.   Disputes with Holders of  Certain  Senior
Indebtedness.

           Any  failure by the Company to make any payment
on  or  perform any other obligation in respect of  Senior
Indebtedness, other than any indebtedness incurred by  the
Company  or assumed or guaranteed, directly or indirectly,
by  the  Company  for  money borrowed  (or  any  deferral,
renewal,  extension  or refunding thereof)  or  any  other
obligation  as  to which the provisions  of  this  Section
shall have been waived by the Company in the instrument or
instruments  by  which  the  Company  incurred,   assumed,
guaranteed or otherwise created such indebtedness or obligation, shall not be deemed a default under clause (b) of Section 1502 if (i) the Company shall be disputing its obligation to make such payment or perform such obligation and (ii) either (A) no final judgment relating to such dispute shall have been issued against the Company which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, or (B) in the event that a judgment that is subject to further review or appeal has been issued, the Company shall in good faith be prosecuting an appeal or other proceeding for review and a stay or execution shall have been obtained pending such appeal or review.

SECTION 1504.  Subrogation.

           Senior Indebtedness shall not be deemed to have
been  paid  in full unless the holders thereof shall  have
received   cash   (or   securities   or   other   property
satisfactory  to  such holders) in full  payment  of  such
Senior  Indebtedness  then outstanding.   Subject  to  the
prior  payment  in  full of all Senior  Indebtedness,  the
rights   of  the  Holders  of  the  Securities  shall   be
subrogated  to  the  rights  of  the  holders  of   Senior
Indebtedness   to   receive  any   further   payments   or
distributions  of  cash, property  or  securities  of  the
Company   applicable  to  the  holders   of   the   Senior
Indebtedness  until all amounts owing  on  the  Securities
shall  be paid in full; and such payments or distributions
of cash, property or securities received by the Holders of
the  Securities,  by  reason of  such  subrogation,  which
otherwise  would be paid or distributed to the holders  of
such  Senior  Indebtedness shall, as between the  Company,
its   creditors   other  than  the   holders   of   Senior
Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

SECTION 1505.  Obligation of the Company Unconditional.

           Nothing  contained in this Article or elsewhere
in  this Indenture or in the Securities is intended to  or
shall  impair,  as among the Company, its creditors  other
than  the  holders of Senior Indebtedness and the Holders,
the  obligation  of  the Company, which  is  absolute  and
unconditional, to pay to the Holders the principal of  and
interest  on  the Securities as and when  the  same  shall
become due and payable in accordance with their terms,  or
is  intended to or shall affect the relative rights of the
Holders  and  creditors  of the  Company  other  than  the
holders of Senior Indebtedness, nor shall anything  herein
or   therein  prevent  the  Trustee  or  any  Holder  from
exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

           Upon  any payment or distribution of assets  or
securities of the Company referred to in this Article, the
Trustee and the Holders shall be entitled to rely upon any
order  or  decree of a court of competent jurisdiction  in
which   such  dissolution,  winding  up,  liquidation   or
reorganization proceedings are pending for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article.

SECTION  1506.   Priority  of  Senior  Indebtedness   Upon
Maturity.

          Upon the maturity of the principal of any Senior
Indebtedness by lapse of time, acceleration or  otherwise,
all  matured principal of Senior Indebtedness and interest
and  premium, if any, thereon shall first be paid in  full
before  any  payment of principal or premium, if  any,  or
interest,  if any, is made upon the Securities  or  before
any  Securities  can  be acquired by the  Company  or  any
sinking  fund  payment  is  made  with  respect   to   the
Securities (except that required sinking fund payments may be reduced by Securities acquired before such maturity of such Senior Indebtedness).

SECTION 1507.  Trustee as Holder of Senior Indebtedness.

           The Trustee shall be entitled to all rights set
forth   in  this  Article  with  respect  to  any   Senior
Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness. Nothing in this Article shall deprive the Trustee of any of its rights as such holder.

SECTION   1508.    Notice   to   Trustee   to   Effectuate
Subordination.

           Notwithstanding the provisions of this  Article
or any other provision of the Indenture, the Trustee shall
not  be  charged  with knowledge of the existence  of  any
facts  which would prohibit the making of any  payment  of
moneys  to or by the Trustee unless and until the  Trustee
shall  have  received  written  notice  thereof  from  the
Company,  from  a Holder or from a holder  of  any  Senior
Indebtedness or from any representative or representatives
of  such  holder  and, prior to the receipt  of  any  such
written notice, the Trustee shall be entitled, subject  to
Section 901, in all respects to assume that no such  facts
exist;  provided,  however, that, if prior  to  the  fifth
Business  Day preceding the date upon which by  the  terms
hereof any such moneys may become payable for any purpose,
or in the event of the execution of an instrument pursuant
to Section 702 acknowledging satisfaction and discharge of
this  Indenture, then if prior to the second Business  Day
preceding  the  date of such execution, the Trustee  shall
not  have received with respect to such moneys the  notice
provided  for  in  this  Section,  then,  anything  herein
contained  to  the contrary notwithstanding,  the  Trustee
may,  in its discretion, receive such moneys and/or  apply
the  same to the purpose for which they were received, and
shall not be affected by any notice to the contrary, which
may  be  received  by it on or after such date;  provided,
however,  that  no  such  application  shall  affect   the
obligations under this Article of the persons receiving such moneys from the Trustee.

SECTION  1509.   Modification, Extension, etc.  of  Senior
Indebtedness.

           The holders of Senior Indebtedness may, without affecting in any manner the subordination of the payment of the principal of and premium, if any, and interest, if any, on the Securities, at any time or from time to time and in their absolute discretion, agree with the Company to change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any Senior Indebtedness, or amend or supplement any instrument pursuant to which any Senior Indebtedness is issued, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders or the Trustee.

SECTION 1510.  Trustee Has No Fiduciary Duty to Holders of
Senior Indebtedness.

            With   respect  to  the  holders   of   Senior
Indebtedness,  the Trustee undertakes  to  perform  or  to
observe only such of its covenants and objectives  as  are
specifically set forth in this Indenture, and  no  implied
covenants  or obligations with respect to the  holders  of
Senior  Indebtedness  shall be read  into  this  Indenture
against  the Trustee.  The Trustee shall not be deemed  to
owe   any   fiduciary  duty  to  the  holders  of   Senior
Indebtedness, and shall not be liable to any such holders if it shall mistakenly pay over or deliver to the Holders or the Company or any other Person, money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

SECTION 1511.  Paying Agents Other Than the Trustee.

           In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1507, 1508 and 1510 shall not apply to the Company if it acts as Paying
Agent.

SECTION  1512.   Rights of Holders of Senior  Indebtedness
Not Impaired.

           No right of any present or future holder of Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

SECTION   1513.    Effect  of  Subordination   Provisions;
Termination.

          Notwithstanding anything contained herein to the contrary, other than as provided in the immediately succeeding sentence, all the provisions of this Indenture shall be subject to the provisions of this Article, so far as the same may be applicable thereto.

          Notwithstanding anything contained herein to the
contrary, the provisions of this Article Fifteen shall  be
of  no  further effect, and the Securities shall no longer
be  subordinated in right of payment to the prior  payment
of   Senior  Indebtedness,  if  the  Company  shall   have
delivered  to  the Trustee a notice to such  effect.   Any
such notice delivered by the Company shall not be deemed to be a supplemental indenture for purposes of Article
Twelve.

                _________________________

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


           IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                         ENTERGY LOUISIANA, INC.


                         By:


ATTEST:


____________________________


                         _________________________________, Trustee


                         By:

ATTEST:


_____________________________

STATE OF LOUISIANA       )
                         ) ss.:
PARISH OF ORLEANS        )


          On the _____ day of ___________, 1996, before me
personally came ____________________________, to me known,
who, being by me duly sworn, did depose and say that he is the ________________ of Entergy Louisiana, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




                                         Notary Public
                                   Parish of Orleans, State of
                                   Louisiana





STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )


           On  the  ____  day of _________________,  1996,
before  me  personally came _____________________________,
to me known, who, being by me duly sworn, did depose and say that he is a _____________________________ of The Bank of New York_____________________, one of the corporations described in and which executed the foregoing instrument;
that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




                              Notary Public, State of New York